UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2011

Date of reporting period:	October 1, 2010 — September 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PACAX

Putnam Dynamic Asset Allocation Conservative Fund*

Annual report
9|30|11

A world of investing.™
Putnam INVESTMENTS
ASSET ALLOCATION FUNDS
invest in a mix of many different
types of investments to help weather
changing market environments.

Putnam Dynamic
Asset Allocation
Conservative Fund

Annual report
9 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Federal tax information	115

About the Trustees	116

Officers	118

Prospectus supplement	November 30, 2011

Putnam Asset Allocation: Conservative Portfolio
Summary Prospectus dated January 30, 2011

Effective November 30, 2011, the name of the fund will change to Putnam Dynamic Asset Allocation Conservative Fund and the section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Jeffrey Knight, James Fetch, Robert Kea, Joshua Kutin, Robert Schoen and Jason Vaillancourt.

Mr. Kutin joined the portfolio team for the fund in November 2011 and is a Portfolio Manager.

271148 11/11

Message from the Trustees

Dear Fellow Shareholder:

Markets have reflected a heightened state of investor anxiety in recent weeks and months. The deepening European sovereign debt crisis, the potential for an economic slowdown in the United States, and the deceleration of growth by economic powerhouse China have all diminished investors’ appetite for risk.

While volatility may linger for some time, it is important to note that Putnam’s active portfolio managers continue to pursue investment opportunities around the world. In fact, during times when emotion drives market movements, nimble investors have historically had the best opportunities to take advantage of market inefficiencies.

We believe that in volatile markets, it is important to consult your financial advisor to help determine whether your portfolio reflects an appropriate degree of diversification. We also note that Putnam continues to bolster its lineup of funds that seek to limit volatility or guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

An actively managed, globally diversified portfolio for preserving wealth

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund’s target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The mix of holdings is rebalanced regularly as the fund managers take profits on investments that have outperformed and invest the proceeds in areas they believe offer greater future potential. The managers believe that spreading fund holdings across a variety of asset classes can help to smooth the ups and downs of the market.

Combining insights gained from proprietary research with expertise in the tools and concepts of diversification, Putnam’s asset allocation specialists create investment strategies for the fund. These strategies integrate the global perspective of experienced portfolio managers, flexible weightings of asset classes in accordance with their perceived attractiveness, and individual security analysis to add value within each asset class.

The managers also draw on the resources of Putnam’s global research group, which covers securities worldwide; on the recommendations of Putnam’s investment-style teams, which are based on in-depth analysis of specific market segments; and on input from the firm’s market strategists.

Consider these risks before investing: Our allocation of assets between stocks and bonds may hurt performance. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Jeffrey L. Knight, CFA

Jeff, can you bring us up to date on global markets?

The fiscal year began amid rising optimism but ended in great pessimism about the global economy and European sovereign debt risk. Early on, when the economic recovery appeared likely to continue, we were keeping a careful eye on the risks to growth, especially the unpredictable course of the European sovereign debt crisis. Unfortunately, conditions deteriorated. By the end of the period, recession seemed as likely as continued recovery.

In terms of asset classes, global equity markets generally peaked during April and have declined amid higher volatility since then. Bond markets generally delivered positive results for the year, but there was a great disparity between the first half of the year when credit sectors, including high-yield corporate bonds, outperformed high-quality bonds, and the second half of the year, when this trend reversed.

One surprising bright spot was the United States. In fact, our central view is that the U.S. economy is still likely to avoid recession, but growth may remain weak rather than accelerate. We recently saw relative outperformance by U.S. stocks and bonds, as well as the U.S. dollar. The S&P 500 Index posted a modest gain for the fiscal year, but most international markets, including emerging markets, fell.

How did economic optimism evaporate over the period?

Early in the period, the labor market was improving, with new job creation averaging about 150,000 for several months in a row, but that tapered off. The Fed, which had launched its second Treasury purchase program this past November, concluded it

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

at the end of June. The negotiations over the federal debt ceiling sapped confidence. It was immediately followed by Standard & Poor’s decision to downgrade the U.S. credit rating on long-term debt, which caused a severe market reaction in August and September.

All along the way, we saw continuing problems in Europe. In several nations, including Greece, Ireland, and Portugal, it appeared government debt levels were becoming unsustainable, and this caused worries for banks that owned significant amounts of government bonds. Policymakers developed stopgap measures, but failed to put forward a convincing, comprehensive plan. There remains the possibility that a nation might default and that financial institutions will be compelled to realize losses on bad debt.

In this environment, were you able to find opportunities?

Yes, the fundamental philosophy of this fund is to provide consistent diversification as we actively seek out opportunities in over 10 asset classes. We adjust the mix on a dynamic basis to pursue opportunities and to moderate risk. Short-term risks are a consideration, but we also have medium-and long-term time horizons that help us identify opportunities that short-term thinking might ignore. For the year as a whole, a lot of the best opportunities, we felt, were in fixed-income sectors and in the U.S. stock market.

What were the major influences on performance?

A lot of the fund’s performance strength this year came from fixed-income securities, which have a strategic weighting of about 70% in the portfolio. In the first half of the year, security selection was particularly effective in this asset class. High-yield corporate bonds and non-agency mortgage-backed securities continued to recover from the levels they had reached during the 2008 financial crisis.

Allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

Unfortunately, these sectors did not perform as well in the later months of the period, when fears of a recession caused the market to shun securities that might carry credit risk or default risk. With disappointing results in this area, combined with the fund’s strategic equity weighting, results for the annual period fell behind the fund’s primary benchmark, the Barclays Capital U.S. Aggregate Bond Index, which tracks investment-grade bonds.

At the same time, however, our decision to maintain an overweight position in fixed-income securities helped relative results. Most of our fixed-income holdings had better results than equities in the later months of the period, and so our overweight to the sector was beneficial.

Could you give some other examples of your allocation decisions?

Over the course of the year, we gradually shifted from an overweight position in small-cap U.S. equities, which were benefiting from the rising optimism about the recovery, to an underweight position. Smaller companies tend to be less able to diversify their business revenues in the face of a slowing economy. This decision helped results as small caps underperformed.

Early in the annual period, the fund had an underweight position in U.S. large-cap equities. This hindered our relative results, as equities generally moved higher in the first half of the fiscal year. Fortunately, we also had an underweight position in large-cap equities near the end of the fiscal year.

How did your security-selection decisions affect fund performance?

For much of the annual period, our security selection in U.S. stocks had performed well,

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/11. Short-term holdings are excluded. Holdings will vary over time.

but in the last few months of the period it had an adverse impact on performance. This was the case for our international stock selection as well. As I mentioned, international markets generally underperformed as the European debt crisis intensified, and these problems spread to different points of the globe, allowing few places of refuge.

What impact did foreign currency exposures have on fund results?

Currency exposures also had a negative impact in the middle of the year. The fund had hedged exposure to the Japanese yen, but the currency rallied sharply in the aftermath of Japan’s earthquake and tsunami disasters. Since that point, currency hedging has been more helpful as the dollar has strengthened. One exception involved our hedges on the euro, which hurt performance as this currency remained strong despite the worsening crisis in the eurozone.

We generally hedge a portion of our foreign currency exposure with forward currency contracts. By way of background, a forward currency contract-holder is obligated to buy or sell a specified quantity of the underlying currency at a specified price on a specified future date.

What role do derivatives play in the portfolio?

We use a variety of derivatives to establish exposures in the fund. I have already described that we use forward currency contracts as part of our currency hedging efforts. In addition, we purchase and write options to hedge pricing risk and prepayment risk, to generate income, and to enhance returns. We use futures contracts to equitize cash and manage exposure to market risk. We also use total return swaps to manage or hedge exposures to countries and sectors, as well as interest-rate swaps to hedge interest-rate and prepayment risk. Credit default swaps enable us to hedge credit and market risk or to gain exposure to specific securities or groups of securities.

Can you comment on the fund’s move to reduce its dividend?

Yields have fallen in recent years, and this eventually feeds through to the fund. In June the fund’s monthly dividend rate for class A shares went from $0.017 per class A share to

This chart shows how the fund’s top investment strategy weightings have changed over the past six months. Weightings are shown as a percentage of net assets and may not reflect the underlying security-specific sector risks within the fund. Holdings will vary over time.

$0.013, a reduction of 23.53%. This followed a larger cut in February. For other share classes the reduction amounts varied.

What is your outlook for the global markets and for the fund?

While the fund lagged its primary benchmark with flat results during this annual period, the strategic weighting in fixed-income securities helped it avoid much of the equity market volatility. In fact, over the past decade, as the bond market has outperformed stocks, favoring fixed-income securities has been beneficial. However, we think that as we move into the next year, the premium offered by equities may be more attractive. The benefits of the fund’s asset-class diversification should become even more pronounced, we feel, given the potential for equity market recovery, and the return opportunities we now see in high-yield credit sectors. We will continue to manage the allocations dynamically with the goal of adding to performance through active management.

Jeff, thanks for taking the time to comment on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Your fund’s name change to Putnam Dynamic Asset Allocation Conservative Fund, effective November 30, 2011, is intended to highlight the fund’s active management approach. The investment policy and strategy remain the same.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

IN THE NEWS

U.S. corporations are holding more cash on their books than at any time in nearly 50 years. At the end of June, non-financial companies held more than $2 trillion in cash and other liquid assets, according to the Federal Reserve (the Fed). This marks an increase of more than $88 billion since the end of March. Cash accounted for 7.1% of all company assets, according to the Fed, the highest level since 1963. The Fed’s analysis does not include the substantial amount of cash that U.S. companies hold overseas. While critics are putting pressure on companies to use the cash to invest or create more jobs, others say the sizeable cash holdings could provide an important buffer for U.S. companies if European bank woes should spark a global financial crisis.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(1/21/03)	(7/14/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	5.46%	5.11%	4.68%	4.68%	4.67%	4.67%	4.93%	4.72%	5.31%	5.74%

10 years	52.83	44.06	41.69	41.69	41.80	41.80	45.05	40.04	51.94	57.12
Annual average	4.33	3.72	3.55	3.55	3.55	3.55	3.79	3.42	4.27	4.62

5 years	12.47	5.95	8.74	6.90	8.67	8.67	10.00	6.19	12.24	14.54
Annual average	2.38	1.16	1.69	1.34	1.68	1.68	1.92	1.21	2.34	2.75

3 years	20.97	14.01	18.74	15.74	18.39	18.39	19.48	15.30	20.99	22.46
Annual average	6.55	4.47	5.89	4.99	5.79	5.79	6.11	4.86	6.56	6.99

1 year	0.84	–4.92	0.09	–4.77	0.22	–0.76	0.43	–3.12	0.68	1.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 9/30/11

			Lipper Mixed-Asset Target
	Barclays Capital U.S.	Putnam Conservative	Allocation Conservative
	Aggregate Bond Index	Blended Benchmark	Funds category average*

Annual average (life of fund)	6.32%	—†	4.77%

10 years	73.49	72.45%	48.40
Annual average	5.66	5.60	3.96

5 years	37.17	25.16	14.61
Annual average	6.53	4.59	2.71

3 years	25.87	21.51	17.02
Annual average	7.97	6.71	5.33

1 year	5.26	3.50	0.97

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/11, there were 437, 382, 301, 102, and 14 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,169 and $14,180, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,004. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,194 and $15,712, respectively.

Fund price and distribution information For the 12-month period ended 9/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.334		$0.265	$0.266	$0.286		$0.310	$0.358

Capital gains	—		—	—	—		—	—

Total	$0.334		$0.265	$0.266	$0.286		$0.310	$0.358

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/10	$9.08	$9.63	$9.02	$8.99	$9.00	$9.33	$9.27	$9.10

9/30/11	8.83	9.37	8.77	8.75	8.76	9.08	9.03	8.86

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/10*	1.07%	1.82%	1.82%	1.57%	1.32%	0.82%

Annualized expense ratio for the six-month period
ended 9/30/11†	1.10%	1.85%	1.85%	1.60%	1.35%	0.85%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2011, to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.38	$9.03	$9.03	$7.81	$6.60	$4.16

Ending value (after expenses)	$950.10	$947.20	$947.10	$948.30	$950.00	$952.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2011, use the following calculation method. To find the value of your investment on April 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.57	$9.35	$9.35	$8.09	$6.83	$4.31

Ending value (after expenses)	$1,019.55	$1,015.79	$1,015.79	$1,017.05	$1,018.30	$1,020.81

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Conservative Blended Benchmark is administered by Putnam Management, and comprises 65% Barclays Capital U.S. Aggregate Bond Index, 25% Russell 3000 Index, 5% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds,

including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds).

The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time. The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 461, 397 and 302 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2011, Putnam employees had approximately $298,000,000 and the Trustees had approximately $65,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Asset Allocation: Conservative Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Asset Allocation: Conservative Portfolio (the “fund”) at September 30, 2011 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 2011

The fund’s portfolio 9/30/11

COMMON STOCKS (27.6%)*	Shares	Value

Basic materials (1.6%)
Agrium, Inc. (Canada)	201	$13,399

Albemarle Corp.	8,100	327,240

Andersons, Inc. (The)	2,988	100,576

Archer Daniels-Midland Co.	682	16,920

Arkema (France)	171	9,947

BASF SE (Germany)	3,432	208,587

BHP Billiton, Ltd. (Australia)	13,134	437,482

Black Earth Farming, Ltd. SDR (Sweden) †	2,463	6,183

Boise, Inc.	8,694	44,948

Cambrex Corp. †	5,359	27,009

CF Industries Holdings, Inc.	136	16,781

China Agri-Industries Holdings, Ltd. (China)	10,000	6,142

China BlueChemical, Ltd. (China)	10,000	7,644

Cresud S.A.C.I.F. y A. ADR (Argentina)	503	5,442

Cytec Industries, Inc.	5,700	200,298

Domtar Corp. (Canada)	2,500	170,425

Fletcher Building, Ltd. (New Zealand)	24,482	142,436

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	22,900	697,305

Georgia Gulf Corp. †	1,051	14,535

Gold Resource Corp. S	1,458	24,276

Golden Agri-Resources, Ltd. (Singapore)	25,000	11,493

GrainCorp, Ltd. (Australia)	1,402	9,664

Incitec Pivot, Ltd. (Australia)	4,025	12,510

Innophos Holdings, Inc.	2,472	98,559

Innospec, Inc. †	1,303	31,546

International Flavors & Fragrances, Inc.	7,300	410,406

Intrepid Potash, Inc. †	320	7,958

K&S AG (Germany)	1,130	59,513

KapStone Paper and Packaging Corp. †	4,732	65,727

Koninklijke DSM NV (Netherlands)	4,904	213,566

Koppers Holdings, Inc.	1,670	42,769

KWS Saat AG (Germany)	26	4,835

L.B. Foster Co. Class A	780	17,339

Layne Christensen Co. †	2,159	49,873

LyondellBasell Industries NV Class A (Netherlands)	1,558	38,062

MeadWestvaco Corp.	15,111	371,126

Minerals Technologies, Inc.	679	33,454

Monsanto Co.	8,821	529,613

Mosaic Co. (The)	235	11,508

NewMarket Corp.	276	41,916

Nitto Denko Corp. (Japan)	13,100	516,352

Nufarm, Ltd. (Australia) †	2,007	8,177

OM Group, Inc. † S	3,147	81,728

PolyOne Corp.	4,924	52,736

Potash Corp. of Saskatchewan, Inc. (Canada)	687	29,692

COMMON STOCKS (27.6%)* cont.	Shares	Value

Basic materials cont.
PPG Industries, Inc.	8,900	$628,874

PT Astra Agro Lestari Tbk (Indonesia)	3,000	6,490

Rare Element Resources, Ltd. (Canada) † S	3,873	19,675

Rio Tinto PLC (United Kingdom)	10,471	463,296

Rio Tinto, Ltd. (Australia)	9,377	550,391

Sealed Air Corp.	10,600	177,020

Sinofert Holdings, Ltd. (China)	18,000	4,592

SLC Agricola SA (Brazil)	508	4,220

Sociedad Quimica y Minera de Chile SA ADR (Chile)	463	22,136

Syngenta AG (Switzerland) †	2,300	596,495

Taiwan Fertilizer Co., Ltd. (Taiwan)	4,000	9,686

Vale Fertilizantes SA (Preference) (Brazil)	1,278	16,499

Vilmorin & Cie (France)	59	5,772

Viterra, Inc. (Canada)	1,128	11,140

voestalpine AG (Austria)	8,091	234,904

W.R. Grace & Co. †	4,384	145,987

Weyerhaeuser Co. R	13,500	209,925

Wilmar International, Ltd. (Singapore)	4,000	15,882

Yara International ASA (Norway)	389	14,891

		8,365,572
Capital goods (2.0%)
ABB, Ltd. (Switzerland) †	35,434	605,800

AGCO Corp. †	613	21,191

Aisin Seiki Co., Ltd. (Japan)	7,900	262,615

American Axle & Manufacturing Holdings, Inc. †	2,193	16,733

Applied Industrial Technologies, Inc.	2,864	77,786

Autoliv, Inc. (Sweden)	4,300	208,550

AZZ, Inc.	555	21,517

Canon, Inc. (Japan)	8,600	389,567

Cascade Corp.	1,447	48,315

Chart Industries, Inc. †	2,004	84,509

CNH Global NV (Netherlands) †	422	11,073

Deere & Co.	329	21,244

Douglas Dynamics, Inc.	1,922	24,563

Dover Corp.	14,876	693,222

Duoyuan Global Water, Inc. ADR (China) † F S	7,129	27,661

DXP Enterprises, Inc. †	1,626	30,618

Emerson Electric Co.	19,317	797,985

ESCO Technologies, Inc.	1,044	26,622

Esterline Technologies Corp. †	611	31,674

European Aeronautic Defense and Space Co. NV (France)	8,887	249,748

Exide Technologies †	3,756	15,024

Franklin Electric Co., Inc.	1,155	41,903

Generac Holdings, Inc. †	874	16,440

Hitachi, Ltd. (Japan)	134,000	666,869

Honeywell International, Inc.	21,800	957,238

Kadant, Inc. †	892	15,842

COMMON STOCKS (27.6%)* cont.	Shares	Value

Capital goods cont.
Lindsay Corp.	490	$26,362

LMI Aerospace, Inc. †	1,280	21,837

Lockheed Martin Corp.	10,903	791,994

LSB Industries, Inc. †	1,530	43,865

Meritor, Inc. †	1,340	9,460

Mitsubishi Electric Corp. (Japan)	62,000	549,418

NACCO Industries, Inc. Class A	202	12,807

National Presto Industries, Inc.	283	24,596

Newport Corp. †	1,220	13,188

Parker Hannifin Corp.	11,400	719,682

Polypore International, Inc. †	1,322	74,719

Powell Industries, Inc. †	1,003	31,063

Raytheon Co.	17,031	696,057

Regal-Beloit Corp.	7,300	331,274

SembCorp Industries, Ltd. (Singapore)	69,000	178,223

Singapore Technologies Engineering, Ltd. (Singapore)	28,000	59,409

SKF AB Class B (Sweden)	23,194	438,858

Societe BIC SA (France)	2,393	203,953

Standard Motor Products, Inc.	2,487	32,256

Tetra Tech, Inc. †	2,335	43,758

Thomas & Betts Corp. †	2,202	87,882

TriMas Corp. †	4,097	60,840

United Technologies Corp.	2,316	162,954

Valmont Industries, Inc.	1,189	92,671

Zebra Technologies Corp. Class A †	1,148	35,519

		10,106,954
Communication services (1.6%)
ADTRAN, Inc.	2,245	59,403

Allot Communications, Ltd. (Israel) †	1,405	13,699

American Tower Corp. Class A †	9,100	489,580

Aruba Networks, Inc. †	1,206	25,217

AT&T, Inc.	28,991	826,823

BroadSoft, Inc. †	736	22,338

BT Group PLC (United Kingdom)	224,760	603,598

Cincinnati Bell, Inc. †	27,931	86,307

Deutsche Telekom AG (Germany)	14,119	166,364

DIRECTV Class A †	21,303	900,052

EchoStar Corp. Class A †	7,817	176,742

France Telecom SA (France)	17,976	295,261

GeoEye, Inc. †	1,024	29,030

HSN, Inc. †	883	29,254

IAC/InterActiveCorp. †	22,900	905,695

InterDigital, Inc.	420	19,564

Iridium Communications, Inc. † S	7,239	44,882

Loral Space & Communications, Inc. †	855	42,836

MetroPCS Communications, Inc. †	9,700	84,487

NeuStar, Inc. Class A †	2,024	50,883

COMMON STOCKS (27.6%)* cont.	Shares	Value

Communication services cont.
NII Holdings, Inc. †	20,080	$541,156

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	15,700	754,994

NTELOS Holdings Corp.	2,400	42,552

Premiere Global Services, Inc. †	2,927	18,791

Qualcomm, Inc.	4,905	238,530

Tele2 AB Class B (Sweden)	8,348	153,259

Telecom Corp. of New Zealand, Ltd. (New Zealand)	197,237	390,539

USA Mobility, Inc.	2,480	32,736

Verizon Communications, Inc.	37,532	1,381,178

		8,425,750
Conglomerates (0.3%)
3M Co.	1,551	111,346

General Electric Co.	65,115	992,353

Marubeni Corp. (Japan)	11,000	61,550

Siemens AG (Germany)	2,309	208,951

SPX Corp.	8,046	364,564

		1,738,764
Consumer cyclicals (3.6%)
99 Cents Only Stores †	2,063	38,000

Advance America Cash Advance Centers, Inc.	2,476	18,223

Advance Auto Parts, Inc.	7,300	424,130

Aeropostale, Inc. †	616	6,659

Alliance Data Systems Corp. †	636	58,957

AMERCO †	184	11,491

ANN, Inc. †	2,700	61,668

Arbitron, Inc.	684	22,627

Ascena Retail Group, Inc. †	1,785	48,320

Audiovox Corp. Class A †	7,874	43,228

Bayerische Motoren Werke (BMW) AG (Germany)	1,086	72,080

Big Lots, Inc. †	2,307	80,353

Brunswick Corp.	2,665	37,417

Bunzl PLC (United Kingdom)	11,881	141,373

Burberry Group PLC (United Kingdom)	25,093	455,051

Cash America International, Inc.	789	40,365

Cato Corp. (The) Class A	834	18,815

Christian Dior SA (France)	677	75,864

Coach, Inc.	10,082	522,550

Compass Group PLC (United Kingdom)	11,751	95,198

Conn’s, Inc. † S	4,369	31,369

Daimler AG (Registered Shares) (Germany)	4,363	193,581

Deluxe Corp. S	2,758	51,299

Digital Generation, Inc. †	1,415	23,984

Dillards, Inc. Class A	872	37,915

DSW, Inc. Class A	2,628	121,361

Dun & Bradstreet Corp. (The)	7,300	447,198

Elders, Ltd. (Australia) †	12,016	3,324

Expedia, Inc.	17,000	437,750

COMMON STOCKS (27.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Express, Inc.	1,378	$27,960

EZCORP, Inc. Class A †	3,673	104,827

FelCor Lodging Trust, Inc. † R	8,143	18,973

Finish Line, Inc. (The) Class A	3,936	78,681

First Cash Financial Services, Inc. †	317	13,298

Foot Locker, Inc.	21,700	435,953

GameStop Corp. Class A † S	19,357	447,147

Genesco, Inc. †	932	48,026

Global Payments, Inc.	2,405	97,138

GNC Holdings, Inc. Class A †	4,376	88,045

Gordmans Stores, Inc. †	763	9,133

Harman International Industries, Inc.	8,100	231,498

Healthcare Services Group, Inc.	2,865	46,241

Helen of Troy, Ltd. (Bermuda) †	602	15,122

Hillenbrand, Inc.	3,169	58,310

Iconix Brand Group, Inc. †	1,768	27,934

Indofood Agri Resources, Ltd. (Singapore) †	4,000	3,713

Industria de Diseno Textil (Inditex) SA (Spain)	3,163	271,327

Interpublic Group of Companies, Inc. (The)	43,500	313,200

Intersections, Inc.	1,214	15,600

Jos. A. Bank Clothiers, Inc. †	865	40,335

Kimberly-Clark Corp.	14,100	1,001,241

Kingfisher PLC (United Kingdom)	45,032	172,931

Knology, Inc. †	6,645	86,252

La-Z-Boy, Inc. †	5,033	37,295

Leapfrog Enterprises, Inc. †	9,476	31,934

Limited Brands, Inc.	19,000	731,690

M6-Metropole Television (France)	5,788	94,289

Maidenform Brands, Inc. †	2,122	49,676

MasTec, Inc. †	2,742	48,287

Men’s Wearhouse, Inc. (The)	1,117	29,131

Moody’s Corp.	6,254	190,434

National CineMedia, Inc.	3,332	48,347

News Corp. Class A	17,941	277,547

Next PLC (United Kingdom)	19,068	747,734

Nu Skin Enterprises, Inc. Class A	1,220	49,434

Omnicom Group, Inc.	17,100	629,964

OPAP SA (Greece)	10,296	104,641

Perry Ellis International, Inc. †	2,510	47,188

Peugeot SA (France)	16,262	346,576

PVH Corp.	516	30,052

R. R. Donnelley & Sons Co.	17,600	248,512

Randstad Holding NV (Netherlands)	1,522	48,633

Rent-A-Center, Inc.	1,019	27,972

Select Comfort Corp. †	2,401	33,542

Signet Jewelers, Ltd. (Bermuda) †	882	29,812

COMMON STOCKS (27.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Sinclair Broadcast Group, Inc. Class A	7,785	$55,818

Sonic Automotive, Inc. Class A	10,472	112,993

Sony Corp. (Japan)	23,100	443,578

Sotheby’s Holdings, Inc. Class A	684	18,858

Steven Madden, Ltd. †	3,502	105,410

Suzuki Motor Corp. (Japan)	15,600	343,364

Swire Pacific, Ltd. (Hong Kong)	43,500	446,810

Time Warner, Inc.	27,055	810,838

TJX Cos., Inc. (The)	16,100	893,067

TNS, Inc. †	2,980	56,024

Town Sports International Holdings, Inc. †	3,624	26,310

Trump Entertainment Resorts, Inc. F	115	489

TRW Automotive Holdings Corp. †	5,700	186,561

Valeo SA (France)	5,348	224,954

ValueClick, Inc. †	980	15,249

VF Corp.	5,278	641,383

Viacom, Inc. Class B	12,558	486,497

Volkswagen AG (Preference) (Germany)	1,818	240,925

Wal-Mart Stores, Inc.	30,747	1,595,769

Walt Disney Co. (The)	5,300	159,848

Warnaco Group, Inc. (The) †	1,533	70,656

Williams-Sonoma, Inc.	11,500	354,085

		18,445,211
Consumer staples (2.9%)
AFC Enterprises †	9,259	109,534

American Greetings Corp. Class A	1,796	33,226

Associated British Foods PLC (United Kingdom)	3,663	62,939

Avis Budget Group, Inc. †	6,076	58,755

Beacon Roofing Supply, Inc. †	3,176	50,784

BRF — Brasil Foods SA ADR (Brazil)	695	12,183

Brinker International, Inc.	3,425	71,651

Bunge, Ltd.	264	15,389

CEC Entertainment, Inc.	419	11,929

Chaoda Modern Agriculture Holdings, Ltd. (China)	22,000	2,926

Cheesecake Factory, Inc. (The) †	855	21,076

Chiquita Brands International, Inc. †	191	1,593

Coca-Cola Bottling Co. Consolidated	391	21,685

Coca-Cola Co. (The)	11,200	756,672

Core-Mark Holding Co., Inc. †	1,018	31,181

Corn Products International, Inc.	282	11,066

Costco Wholesale Corp.	3,000	246,360

CVS Caremark Corp.	15,600	523,848

Darling International, Inc. †	1,703	21,441

DineEquity, Inc. †	1,978	76,133

Domino’s Pizza, Inc. †	2,685	73,166

Dr. Pepper Snapple Group, Inc.	20,500	794,990

Elizabeth Arden, Inc. †	3,145	89,444

COMMON STOCKS (27.6%)* cont.	Shares	Value

Consumer staples cont.
Energizer Holdings, Inc. †	4,434	$294,595

Genuine Parts Co.	11,100	563,880

Geo Group, Inc. (The) †	2,959	54,919

Glanbia PLC (Ireland)	749	4,459

Heineken Holding NV (Netherlands)	4,500	173,876

IOI Corp. Bhd (Malaysia)	7,000	10,113

Jack in the Box, Inc. †	1,602	31,912

Japan Tobacco, Inc. (Japan)	80	373,456

Kao Corp. (Japan)	9,400	261,628

Kerry Group PLC Class A (Ireland)	4,650	163,073

Koninklijke Ahold NV (Netherlands)	46,911	552,515

Kroger Co. (The)	18,700	410,652

Kuala Lumpur Kepong Bhd (Malaysia)	1,700	11,089

Lincoln Educational Services Corp.	1,252	10,129

Lorillard, Inc.	4,100	453,870

Maple Leaf Foods, Inc. (Canada)	531	5,788

McDonald’s Corp.	4,089	359,096

MEIJI Holdings Co., Ltd. (Japan)	3,600	170,618

MWI Veterinary Supply, Inc. †	429	29,524

Nestle SA (Switzerland)	3,916	215,502

Nippon Meat Packers, Inc. (Japan)	44,000	571,864

Olam International, Ltd. (Singapore)	3,000	5,120

Omega Protein Corp. †	2,084	18,923

Papa John’s International, Inc. †	866	26,326

PepsiCo, Inc.	7,880	487,772

Philip Morris International, Inc.	20,595	1,284,716

Prestige Brands Holdings, Inc. †	3,700	33,485

Procter & Gamble Co. (The)	18,217	1,150,950

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Indonesia)	24,500	5,614

Reckitt Benckiser Group PLC (United Kingdom)	11,252	569,906

Safeway, Inc.	36,203	602,056

Sally Beauty Holdings, Inc. †	2,210	36,686

Shutterfly, Inc. †	309	12,725

Smithfield Foods, Inc. †	336	6,552

Spartan Stores, Inc.	1,736	26,873

Spectrum Brands Holdings, Inc. †	2,366	55,885

Tate & Lyle PLC (United Kingdom)	956	9,266

Tesco PLC (United Kingdom)	13,358	78,280

Tyson Foods, Inc. Class A	513	8,906

Unilever NV (Netherlands) GDR	12,498	396,527

Unilever PLC (United Kingdom)	2,191	68,760

USANA Health Sciences, Inc. †	802	22,055

W.W. Grainger, Inc. S	6,100	912,194

Walgreen Co.	13,700	450,593

Wolseley PLC (Switzerland)	21,088	525,907

Yamazaki Baking Co., Inc. (Japan)	28,000	425,318

		15,041,924

COMMON STOCKS (27.6%)* cont.	Shares	Value

Energy (2.7%)
BP PLC (United Kingdom)	43,847	$263,471

Caltex Australia, Ltd. (Australia)	20,215	208,865

Cameron International Corp. †	19,200	797,568

Chevron Corp.	12,117	1,121,065

Cimarex Energy Co.	10,400	579,280

Clayton Williams Energy, Inc. † S	601	25,729

Compagnie Generale de Geophysique-Veritas (France) †	14,820	260,670

Complete Production Services, Inc. †	2,489	46,918

Compton Petroleum Corp. (Canada) †	4,859	29,032

ConocoPhillips	5,769	365,293

Contango Oil & Gas Co. †	712	38,954

CVR Energy, Inc. †	2,658	56,190

Deepocean Group (Shell) (acquired 6/9/11, cost $83,651) (Norway) ‡	5,769	80,766

Energy Partners, Ltd. †	2,953	32,690

ENI SpA (Italy)	20,157	354,762

Exxon Mobil Corp.	42,778	3,106,966

Halliburton Co.	30,007	915,814

Helix Energy Solutions Group, Inc. †	5,621	73,635

Marathon Oil Corp.	16,100	347,438

Marathon Petroleum Corp.	8,050	217,833

Murphy Oil Corp.	13,100	578,496

Occidental Petroleum Corp.	1,845	131,918

Oceaneering International, Inc.	21,200	749,208

Peabody Energy Corp.	17,000	575,960

Petrofac, Ltd. (United Kingdom)	8,141	150,892

Petroquest Energy, Inc. † S	1,737	9,554

Rosetta Resources, Inc. † S	3,577	122,405

Royal Dutch Shell PLC Class B (United Kingdom)	14,671	456,511

Schlumberger, Ltd.	3,400	203,082

Stallion Oilfield Holdings, Ltd.	720	23,760

Statoil ASA (Norway)	31,673	679,332

Stone Energy Corp. †	5,067	82,136

Swift Energy Co. †	1,601	38,968

TETRA Technologies, Inc. †	2,571	19,848

Unit Corp. †	959	35,406

Vaalco Energy, Inc. †	5,161	25,082

Valero Energy Corp.	43,400	771,652

W&T Offshore, Inc.	2,429	33,423

Walter Energy, Inc.	2,250	135,023

Western Refining, Inc. †	2,234	27,836

		13,773,431
Financials (4.1%)
3i Group PLC (United Kingdom)	28,436	82,871

Affiliated Managers Group †	4,400	343,420

Aflac, Inc.	9,000	314,550

Agree Realty Corp. R	1,588	34,587

AIA Group, Ltd. (Hong Kong)	59,200	167,611

COMMON STOCKS (27.6%)* cont.	Shares	Value

Financials cont.
Allianz SE (Germany)	1,532	$144,405

Allied World Assurance Co. Holdings AG	8,229	441,980

American Capital Agency Corp. R	1,188	32,195

American Equity Investment Life Holding Co.	5,373	47,014

American Express Co.	8,000	359,200

American Financial Group, Inc.	1,423	44,213

American Safety Insurance Holdings, Ltd. †	2,732	50,269

Annaly Capital Management, Inc. R	25,600	425,728

Anworth Mortgage Asset Corp. R	4,435	30,158

Arch Capital Group, Ltd. †	4,368	142,724

Arlington Asset Investment Corp. Class A	1,149	27,633

Ashford Hospitality Trust, Inc. R	4,239	29,758

Aspen Insurance Holdings, Ltd.	1,643	37,855

Assurant, Inc.	9,900	354,420

Assured Guaranty, Ltd. (Bermuda)	9,929	109,120

Australia & New Zealand Banking Group, Ltd. (Australia)	35,793	666,413

AvalonBay Communities, Inc. R	1,300	148,265

Aviva PLC (United Kingdom)	9,539	45,155

Banca Monte dei Paschi di Siena SpA (Italy)	142,550	79,454

Banco Latinoamericano de Exportaciones SA Class E (Panama)	3,881	59,108

Bank of America Corp.	70,161	429,385

Bank of Marin Bancorp.	702	23,194

Bank of the Ozarks, Inc.	3,876	81,125

Barclays PLC (United Kingdom)	146,204	359,561

Berkshire Hathaway, Inc. Class B †	8,600	610,944

BNP Paribas SA (France)	9,332	370,003

Broadridge Financial Solutions, Inc.	25,300	509,542

Cardtronics, Inc. †	1,785	40,912

CBL & Associates Properties, Inc. R	4,309	48,950

CBOE Holdings, Inc.	1,673	40,938

Cheung Kong Holdings, Ltd. (Hong Kong)	9,000	96,096

Chubb Corp. (The)	4,500	269,955

Citigroup, Inc.	27,084	693,892

Citizens & Northern Corp.	2,110	31,355

CNO Financial Group, Inc. †	7,312	39,558

Commerzbank AG (Germany) †	24,393	61,509

CommonWealth REIT R	8,147	154,549

Community Bank System, Inc.	1,576	35,759

CubeSmart R	2,667	22,750

Deutsche Bank AG (Germany)	7,314	255,263

DFC Global Corp. †	1,662	36,315

E*Trade Financial Corp. †	4,317	39,328

East West Bancorp, Inc.	4,649	69,317

Education Realty Trust, Inc. R	2,653	22,789

Endurance Specialty Holdings, Ltd. (Bermuda)	7,500	256,125

Equity Residential Trust R	2,900	150,423

COMMON STOCKS (27.6%)* cont.	Shares	Value

Financials cont.
Extra Space Storage, Inc. R	1,338	$24,927

Fifth Third Bancorp	25,400	256,540

Financial Institutions, Inc.	2,183	31,130

First Financial Bancorp	2,462	33,976

First Industrial Realty Trust † R	2,943	23,544

Flagstone Reinsurance Holdings SA (Luxembourg)	4,007	31,054

Flushing Financial Corp.	3,768	40,694

Glimcher Realty Trust R	6,259	44,314

Goldman Sachs Group, Inc. (The)	3,300	312,015

Hang Lung Group, Ltd. (Hong Kong)	60,000	304,819

Hartford Financial Services Group, Inc. (The)	23,700	382,518

Heartland Financial USA, Inc.	1,467	20,802

Home Bancshares, Inc.	1,603	34,016

HSBC Holdings PLC (London Exchange) (United Kingdom)	58,004	442,876

Hudson City Bancorp, Inc.	35,800	202,628

Huntington Bancshares, Inc.	41,200	197,760

Interactive Brokers Group, Inc. Class A	1,993	27,762

International Bancshares Corp.	2,582	33,953

Intesa Sanpaolo SpA (Italy)	232,751	364,287

Invesco Mortgage Capital, Inc. R	1,702	24,049

Israel Corp., Ltd. (The) (Israel)	459	296,786

JPMorgan Chase & Co.	34,082	1,026,550

Kinnevik Investment AB Class B (Sweden)	14,229	264,714

Lexington Realty Trust R	5,993	39,194

Lloyds Banking Group PLC (United Kingdom) †	859,242	456,455

LTC Properties, Inc. R	2,347	59,426

Maiden Holdings, Ltd. (Bermuda)	3,643	26,922

MainSource Financial Group, Inc.	3,264	28,462

MarketAxess Holdings, Inc.	399	10,382

Merchants Bancshares, Inc.	1,001	26,807

MFA Financial, Inc. R	3,750	26,325

Mission West Properties R	3,079	23,370

Mizuho Financial Group, Inc. (Japan)	296,000	427,774

Morgan Stanley	24,900	336,150

Nasdaq OMX Group, Inc. (The) †	14,900	344,786

National Australia Bank, Ltd. (Australia)	13,267	282,583

National Financial Partners Corp. †	1,773	19,397

National Health Investors, Inc. R	2,524	106,336

Nelnet, Inc. Class A	1,968	36,959

Newcastle Investment Corp. R	8,225	33,476

Omega Healthcare Investors, Inc. R	1,757	27,989

Oriental Financial Group (Puerto Rico)	2,761	26,699

PNC Financial Services Group, Inc.	15,300	737,307

Popular, Inc. (Puerto Rico) †	13,241	19,862

Portfolio Recovery Associates, Inc. †	432	26,879

Protective Life Corp.	1,693	26,462

COMMON STOCKS (27.6%)* cont.	Shares	Value

Financials cont.
PS Business Parks, Inc. R	1,146	$56,773

Rayonier, Inc. R	19,050	700,850

RenaissanceRe Holdings, Ltd.	3,106	198,163

Republic Bancorp, Inc. Class A	800	14,168

Saul Centers, Inc. R	841	28,434

Simon Property Group, Inc. R	2,500	274,950

Southside Bancshares, Inc.	2,546	45,853

Standard Chartered PLC (United Kingdom)	5,643	112,837

Starwood Property Trust, Inc. R	1,271	21,810

State Street Corp.	5,100	164,016

Swiss Life Holding AG (Switzerland) †	2,805	306,935

Symetra Financial Corp.	3,647	29,723

Tokio Marine Holdings, Inc. (Japan)	20,000	507,267

Transatlantic Holdings, Inc.	580	28,142

Travelers Cos., Inc. (The)	3,900	190,047

U.S. Bancorp	21,800	513,172

Universal Health Realty Income Trust R	552	18,553

Urstadt Biddle Properties, Inc. Class A R	1,750	27,948

Virginia Commerce Bancorp, Inc. †	5,351	31,410

Washington Banking Co.	2,109	20,521

Webster Financial Corp.	1,658	25,367

Wells Fargo & Co.	22,483	542,290

Westfield Retail Trust (Australia) R	94,079	218,793

Westpac Banking Corp. (Australia)	17,509	337,376

Wheelock and Co., Ltd. (Hong Kong)	29,000	84,803

World Acceptance Corp. †	655	36,647

		21,076,207
Health care (3.5%)
Abbott Laboratories	5,600	286,384

Aetna, Inc.	18,579	675,347

Air Methods Corp. †	310	19,738

Akorn, Inc. †	2,135	16,674

Allergan, Inc.	11,900	980,322

Amedisys, Inc. †	530	7,855

AmerisourceBergen Corp.	14,700	547,869

AmSurg Corp. †	1,429	32,153

AstraZeneca PLC (United Kingdom)	19,231	853,041

AVEO Pharmaceuticals, Inc. †	1,401	21,561

Bayer AG (Germany)	930	51,195

BioMarin Pharmaceuticals, Inc. † S	1,041	33,177

Cardinal Health, Inc.	15,900	665,892

Centene Corp. †	1,637	46,933

Coloplast A/S Class B (Denmark)	1,044	150,936

Computer Programs & Systems, Inc.	605	40,021

Conmed Corp. †	2,885	66,384

Cooper Companies, Inc. (The)	855	67,673

Cubist Pharmaceuticals, Inc. †	2,379	84,026

COMMON STOCKS (27.6%)* cont.	Shares	Value

Health care cont.
Elan Corp. PLC ADR (Ireland) †	13,219	$139,196

Eli Lilly & Co.	19,453	719,177

Endo Pharmaceuticals Holdings, Inc. †	2,632	73,670

Forest Laboratories, Inc. †	23,824	733,541

Gentiva Health Services, Inc. †	1,050	5,796

Gilead Sciences, Inc. †	25,500	989,400

GlaxoSmithKline PLC (United Kingdom)	37,993	785,855

Greatbatch, Inc. †	1,430	28,614

Health Net, Inc. †	9,000	213,390

HealthSpring, Inc. †	1,132	41,273

Healthways, Inc. †	1,678	16,495

Hi-Tech Pharmacal Co., Inc. †	1,315	44,184

Human Genome Sciences, Inc. †	1,584	20,101

Humana, Inc.	8,600	625,478

Impax Laboratories, Inc. †	2,867	51,348

InterMune, Inc. †	1,042	21,048

ISTA Pharmaceuticals, Inc. †	6,968	24,040

Jazz Pharmaceuticals, Inc. †	4,226	175,464

Johnson & Johnson	17,109	1,090,014

Kensey Nash Corp. †	1,390	34,055

Kindred Healthcare, Inc. †	2,446	21,085

Laboratory Corp. of America Holdings †	5,300	418,965

Lincare Holdings, Inc.	1,243	27,968

Magellan Health Services, Inc. †	1,610	77,763

Medco Health Solutions, Inc. †	14,300	670,527

Medicines Co. (The) †	1,608	23,927

Medicis Pharmaceutical Corp. Class A	1,493	54,465

Merck & Co., Inc.	15,688	513,154

Metropolitan Health Networks, Inc. †	3,739	16,975

Molina Healthcare, Inc. †	2,330	35,975

Momenta Pharmaceuticals, Inc. †	923	10,615

Neurocrine Biosciences, Inc. †	3,597	21,510

Novartis AG (Switzerland)	8,846	494,237

Omnicare, Inc.	3,186	81,020

Onyx Pharmaceuticals, Inc. †	827	24,818

OraSure Technologies, Inc. †	11,475	91,341

Orion Oyj Class B (Finland)	5,807	117,090

Par Pharmaceutical Cos., Inc. †	4,279	113,907

Pfizer, Inc.	45,369	802,124

Questcor Pharmaceuticals, Inc. †	994	27,096

Roche Holding AG (Switzerland)	1,189	191,500

RTI Biologics, Inc. †	9,855	32,423

Salix Pharmaceuticals, Ltd. †	792	23,443

Sanofi (France)	12,032	791,337

Sciclone Pharmaceuticals, Inc. †	3,062	11,666

Sequenom, Inc. †	4,324	22,009

COMMON STOCKS (27.6%)* cont.	Shares	Value

Health care cont.
Sirona Dental Systems, Inc. †	622	$26,379

SonoSite, Inc. †	2,102	63,775

Spectrum Pharmaceuticals, Inc. †	1,788	13,642

STAAR Surgical Co. †	3,465	27,027

Suzuken Co., Ltd. (Japan)	4,900	131,596

Synthes, Inc. (Switzerland)	1,368	221,436

Thoratec Corp. †	867	28,299

United Therapeutics Corp. †	536	20,095

UnitedHealth Group, Inc.	25,058	1,155,675

Viropharma, Inc. †	4,953	89,501

Waters Corp. †	10,000	754,900

Watson Pharmaceuticals, Inc. †	1,612	110,019

WellCare Health Plans, Inc. †	623	23,662

		17,862,266
Technology (3.8%)
Acacia Research — Acacia Technologies (Tracking Stock) †	1,867	67,193

Accenture PLC Class A	14,400	758,592

Acme Packet, Inc. †	462	19,677

Actuate Corp. †	8,999	49,674

Amdocs, Ltd. (United Kingdom) †	10,813	293,249

Amkor Technologies, Inc. †	3,193	13,921

Analog Devices, Inc.	10,700	334,375

Anixter International, Inc.	1,329	63,048

Apple, Inc. †	9,017	3,437,100

Applied Materials, Inc.	76,400	790,740

Brooks Automation, Inc.	2,709	22,078

CA, Inc.	16,500	320,265

CACI International, Inc. Class A †	558	27,867

Cavium, Inc. †	468	12,641

Ceva, Inc. †	1,296	31,506

Cirrus Logic, Inc. †	2,119	31,234

Cisco Systems, Inc.	34,239	530,362

Coherent, Inc. †	323	13,876

Computershare, Ltd. (Australia)	7,627	54,447

Cypress Semiconductor Corp. †	1,997	29,895

Dell, Inc. †	44,602	631,118

DST Systems, Inc.	1,310	57,417

EnerSys †	2,206	44,164

Entegris, Inc. †	6,656	42,465

Entropic Communications, Inc. †	10,094	41,688

F-Secure OYJ (Finland)	7,286	19,008

F5 Networks, Inc. †	347	24,654

Fair Isaac Corp.	2,732	59,640

Fairchild Semiconductor Intl., Inc. †	4,553	49,172

FEI Co. †	2,526	75,679

Fujitsu, Ltd. (Japan)	103,000	485,503

Google, Inc. Class A †	1,393	716,531

COMMON STOCKS (27.6%)* cont.	Shares	Value

Technology cont.
GT Advanced Technologies, Inc. †	2,665	$18,708

Harris Corp.	17,300	591,141

Hewlett-Packard Co.	25,831	579,906

IBM Corp.	8,795	1,539,389

Infineon Technologies AG (Germany)	24,712	182,296

Infospace, Inc. †	2,019	16,879

Integrated Silicon Solutions, Inc. †	1,313	10,255

Intel Corp.	30,139	642,865

KEMET Corp. †	2,435	17,410

L-3 Communications Holdings, Inc.	9,700	601,109

Lexmark International, Inc. Class A †	937	25,327

LTX-Credence Corp. †	2,494	13,193

Magma Design Automation, Inc. †	7,490	34,080

Manhattan Associates, Inc. †	685	22,660

Microsoft Corp.	94,539	2,353,103

MicroStrategy, Inc. †	384	43,803

Monotype Imaging Holdings, Inc. †	3,076	37,312

Nanometrics, Inc. †	1,485	21,533

NIC, Inc.	1,771	20,278

Nova Measuring Instruments, Ltd. (Israel) †	4,471	24,009

Novellus Systems, Inc. †	8,700	237,162

Omnivision Technologies, Inc. †	1,585	22,253

Oracle Corp.	17,386	499,674

PC-Tel, Inc. †	1,489	9,157

Photronics, Inc. †	5,060	25,199

Plantronics, Inc.	798	22,703

Polycom, Inc. †	2,636	48,423

QLogic Corp. †	34,150	433,022

RF Micro Devices, Inc. †	9,354	59,304

SAP AG (Germany)	1,304	66,583

Seagate Technology	22,600	232,328

Silicon Graphics International Corp. †	1,497	17,844

Skyworks Solutions, Inc. †	1,461	26,210

Sourcefire, Inc. † S	2,620	70,111

STEC, Inc. †	4,796	48,631

Synchronoss Technologies, Inc. † S	1,191	29,668

Tech Data Corp. †	2,283	98,694

TeleCommunication Systems, Inc. Class A †	7,923	27,334

Teradata Corp. †	11,400	610,242

Teradyne, Inc. †	40,400	444,804

TIBCO Software, Inc. †	2,925	65,491

Trend Micro, Inc. (Japan)	3,300	103,066

TTM Technologies, Inc. †	3,067	29,167

Unisys Corp. †	693	10,873

Verint Systems, Inc. †	1,595	41,933

Websense, Inc. †	1,080	18,684

COMMON STOCKS (27.6%)* cont.	Shares	Value

Technology cont.
Western Digital Corp. †	9,900	$254,628

Zix Corp. †	2,936	7,839

		19,505,062
Transportation (0.4%)
Alaska Air Group, Inc. †	1,303	73,346

Alexander & Baldwin, Inc.	1,824	66,631

Central Japan Railway Co. (Japan)	75	653,862

ComfortDelgro Corp., Ltd. (Singapore)	82,000	81,602

Genesee & Wyoming, Inc. Class A †	1,948	90,621

International Consolidated Airlines Group SA (United Kingdom) †	36,633	86,397

United Continental Holdings, Inc. †	25,000	484,500

US Airways Group, Inc. † S	4,911	27,011

Wabtec Corp.	648	34,260

Yangzijiang Shipbuilding Holdings, Ltd. (China)	486,000	324,242

		1,922,472
Utilities and power (1.1%)
AES Corp. (The) †	37,829	369,211

Alliant Energy Corp.	5,543	214,403

Ameren Corp.	5,300	157,781

American Electric Power Co., Inc.	7,164	272,375

Chubu Electric Power, Inc. (Japan)	3,200	60,209

CMS Energy Corp.	10,600	209,774

DPL, Inc.	11,800	355,652

Enel SpA (Italy)	54,850	243,084

Energias de Portugal (EDP) SA (Portugal)	140,172	431,240

Entergy Corp.	4,800	318,192

Exelon Corp.	20,500	873,505

NRG Energy, Inc. †	11,400	241,794

Public Power Corp. SA (Greece)	4,788	38,367

Red Electrica Corp. SA (Spain)	13,392	612,162

RWE AG (Germany)	2,605	96,084

TECO Energy, Inc.	33,500	573,855

Toho Gas Co., Ltd. (Japan)	19,000	124,808

Westar Energy, Inc.	7,631	201,611

		5,394,107

Total common stocks (cost $133,098,953)		$141,657,720

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (26.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (7.2%)
Government National Mortgage Association Pass-Through
Certificates 4 1/2s, TBA, October 1, 2041	$34,000,000	$36,943,125

		36,943,125
U.S. Government Agency Mortgage Obligations (19.0%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3 1/2s, December 1, 2040	856,557	880,380

Federal National Mortgage Association Pass-Through Certificates
7s, March 1, 2018	168,396	186,868
5 1/2s, TBA, October 1, 2041	36,000,000	39,074,062

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (26.2%)* cont.	Principal amount	Value

Federal National Mortgage Association Pass-Through Certificates
4 1/2s, TBA, October 1, 2041	$15,000,000	$15,914,063
4s, TBA, October 1, 2041	6,000,000	6,288,750
4s, TBA, October 1, 2026	25,000,000	26,359,375
3 1/2s, with due dates from December 1, 2040 to March 1, 2041	968,438	995,978
3 1/2s, TBA, October 1, 2041	8,000,000	8,216,250

		97,915,726

Total U.S. government and agency mortgage obligations (cost $134,531,261)		$134,858,851

U.S. TREASURY OBLIGATIONS (0.3%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities
3s, July 15, 2012 [i]	$252,544	$261,273
1 7/8s, July 15, 2013 [i]	190,652	200,291
1 1/4s, July 15, 2020 [i]	381,200	422,076
1 1/8s, January 15, 2021 [i]	523,584	573,110

U.S. Treasury Notes 1s July 15, 2013 [i]	273,000	277,070

Total U.S. treasury obligations (cost $1,733,820)		$1,733,820

CORPORATE BONDS AND NOTES (24.3%)*	Principal amount	Value

Basic materials (1.5%)
Airgas, Inc. sr. unsec. unsub. notes 2.85s, 2013	$255,000	$261,192

Allegheny Technologies, Inc. sr. unsec. unsub. notes 9 3/8s, 2019	95,000	119,583

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	60,000	63,147

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)	420,000	478,478

Associated Materials, LLC company guaranty sr. notes 9 1/8s, 2017	130,000	105,300

Atkore International, Inc. 144A sr. notes 9 7/8s, 2018	125,000	113,125

BHP Billiton Finance USA, Ltd. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2019 (Canada)	370,000	454,665

Celanese US Holdings, LLC company guaranty sr. unsec. notes
6 5/8s, 2018 (Germany)	95,000	98,206

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	120,000	118,200

Compass Minerals International, Inc. company guaranty sr. unsec.
notes 8s, 2019	195,000	203,775

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	195,000	249,787

Dow Chemical Co. (The) sr. unsec. unsub. notes 5.9s, 2015	140,000	154,544

Dynacast International, LLC/Dynacast Finance, Inc. 144A notes
9 1/4s, 2019	30,000	28,125

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	315,000	328,804

E.I. du Pont de Nemours & Co. sr. unsec. notes FRN 0.778s, 2014	110,000	110,335

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	180,000	180,000

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)	105,000	99,225

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	105,000	97,125

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes 8 3/8s,
2017 (Indonesia)	442,000	473,493

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020	50,000	36,625

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount		Value

Basic materials cont.
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		$85,000	$70,125

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		115,000	110,113

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		150,000	145,875

International Paper Co. sr. unsec. notes 9 3/8s, 2019		135,000	166,413

International Paper Co. sr. unsec. notes 7.95s, 2018		30,000	34,651

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019		245,000	332,269

Lyondell Chemical Co. sr. notes 11s, 2018		494,699	534,275

Momentive Performance Materials, Inc. notes 9s, 2021		185,000	126,725

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014
(In default) †		80,000	59,400

Nexeo Solutions, LLC/Nexeo Solutions Finance Corp. 144A
company guaranty sr. sub. notes 8 3/8s, 2018		150,000	148,125

Norbord, Inc. sr. unsub. plants equip. 7 1/4s, 2012 (Canada)		20,000	19,450

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		265,000	259,700

Old All, Inc. company guaranty sr. unsec. notes 9s, 2014
(In default) † F		135,000	—

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s,
2019 (Australia)		277,000	372,778

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		175,000	223,585

Sealed Air Corp. 144A sr. unsec. notes 8 3/8s, 2021		40,000	40,400

Smurfit Kappa Funding PLC sr. sub. notes 7 3/4s, 2015 (Ireland)	EUR	5,000	6,232

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s, 2015
(Ireland)		$160,000	153,600

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		30,000	27,300

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		240,000	252,000

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
7 3/8s, 2012		40,000	40,900

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		110,000	109,450

Styrolution GmbH 144A sr. notes 7 5/8s, 2016 (Germany)	EUR	100,000	99,132

Thompson Creek Metals Co., Inc. 144A company guaranty
sr. notes 7 3/8s, 2018 (Canada)		$105,000	94,500

TPC Group, LLC 144A sr. notes 8 1/4s, 2017		240,000	235,200

Tube City IMS Corp. company guaranty sr. unsec. sub. notes
9 3/4s, 2015		180,000	171,900

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019		135,000	93,150

Xstrata Finance Canada, Ltd. 144A company guaranty 5.8s,
2016 (Canada)		195,000	214,398

			7,915,380
Capital goods (1.2%)
Allied Waste North America, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2017		350,000	374,063

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		170,000	173,400

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		15,000	14,100

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount		Value

Capital goods cont.
American Axle & Manufacturing, Inc. 144A company guaranty
sr. notes 9 1/4s, 2017		$164,000	$170,560

Berry Plastics Corp. company guaranty notes FRN 4.222s, 2014		135,000	113,400

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		45,000	38,250

Berry Plastics Corp. notes 9 3/4s, 2021		95,000	80,750

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		450,000	510,292

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		190,000	191,900

Crown Americas, LLC/Crown Americas Capital Corp. III 144A
sr. notes 6 1/4s, 2021		90,000	90,000

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	50,000	64,879

Graham Packaging Co., LP/GPC Capital Corp. company guaranty
sr. unsec. notes 8 1/4s, 2017		$50,000	50,313

Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041		255,000	307,226

Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021		150,000	165,921

John Deere Capital Corp. notes Ser. MTN, 5 1/4s, 2012		445,000	465,305

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		195,000	194,025

Kratos Defense & Security Solutions, Inc. 144A company guaranty
sr. notes 10s, 2017		10,000	9,950

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		516,000	650,949

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		170,000	156,400

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		130,000	130,650

Raytheon Co. sr. unsec. notes 4 7/8s, 2040		195,000	206,096

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 8 3/4s, 2016		100,000	100,250

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes
7 1/8s, 2019		50,000	46,500

Reynolds Group Issuer, Inc. 144A company guaranty sr. unsec.
notes 9s, 2019		120,000	102,000

Ryerson, Inc. company guaranty sr. notes 12s, 2015		215,000	215,000

Staples, Inc. sr. unsec. notes 9 3/4s, 2014		245,000	283,967

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		165,000	160,050

Terex Corp. sr. unsec. sub. notes 8s, 2017		175,000	154,875

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017		210,000	205,800

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017		150,000	156,000

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018		135,000	137,363

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017		437,000	505,295

			6,225,529
Communication services (2.4%)
Adelphia Communications Corp. escrow bonds zero %, 2012		125,000	200

AMC Networks, Inc. 144A company guaranty sr. unsec notes
7 3/4s, 2021		45,000	46,125

America Movil SAB de CV company guaranty unsec. unsub. notes
2 3/8s, 2016 (Mexico)		205,000	198,840

American Tower Corp. sr. unsec. notes 7s, 2017		317,000	358,464

AT&T, Inc. company guaranty sr. unsec. unsub. notes 5.35s, 2040		805,000	841,469

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018		95,000	109,657

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Communication services cont.
AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	$143,000	$163,343

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	80,000	107,416

Bresnan Broadband Holdings, LLC 144A company guaranty
sr. unsec. unsub. notes 8s, 2018	85,000	85,850

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	350,000	364,438

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	60,000	61,050

CCH II, LLC/CCH II Capital company guaranty sr. unsec. notes
13 1/2s, 2016	66,574	75,894

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	10,000	10,175

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	180,000	169,200

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	80,000	77,600

CenturyLink, Inc. sr. unsec. unsub. notes Ser. L, 7 7/8s, 2012	395,000	411,808

Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	215,000	212,850

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018	120,000	105,600

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	275,000	233,063

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	216,000	258,927

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2015	13,000	14,816

Cox Communications, Inc. 144A notes 5 7/8s, 2016	64,000	73,536

Cricket Communications, Inc. company guaranty sr. unsec. notes
7 3/4s, 2020	215,000	187,050

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	80,000	82,400

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	115,000	119,690

CSC Holdings LLC sr. notes 6 3/4s, 2012	4,000	4,070

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Germany)	198,000	264,095

Deutsche Telekom International Finance BV company guaranty
sr. unsec. unsub. notes 6s, 2019 (Germany)	210,000	242,639

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	90,000	84,600

EH Holding Corp. 144A sr. notes 6 1/2s, 2019	70,000	67,375

EH Holding Corp. 144A sr. unsec. notes 7 5/8s, 2021	90,000	86,625

Equinix, Inc. sr. unsec. notes 7s, 2021	65,000	64,675

France Telecom notes 8 1/2s, 2031 (France)	305,000	422,395

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	85,000	82,450

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	125,000	121,250

Intelsat Jackson Holdings SA 144A company guaranty sr.
notes 7 1/2s, 2021 (Bermuda)	145,000	134,850

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡	237,812	204,518

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)	255,000	221,213

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Communication services cont.
Intelsat Luxembourg SA 144A company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡	$95,000	$81,700

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030
(Netherlands)	135,000	173,772

Level 3 Escrow, Inc. 144A sr. unsec. notes 8 1/8s, 2019	20,000	17,675

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
9 1/4s, 2014	139,000	137,263

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019	80,000	74,400

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	125,000	121,875

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016	80,000	87,600

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021	75,000	76,500

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	205,000	215,250

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014	55,000	55,000

Qwest Corp. notes 6 3/4s, 2021	415,000	404,132

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012	159,000	164,366

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	55,000	53,075

Rogers Communications, Inc. sec. notes 6 3/8s, 2014 (Canada)	330,000	366,305

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8 1/4s, 2019	15,000	15,750

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8s, 2016	135,000	141,413

Sprint Capital Corp. company guaranty 6 7/8s, 2028	305,000	227,988

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	300,000	279,000

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	120,000	103,200

Time Warner Cable, Inc. company guaranty sr. unsec. notes
7 1/2s, 2014	90,000	101,884

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 8 1/4s, 2014	325,000	370,642

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	230,000	263,055

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	492,000	663,739

Verizon New Jersey, Inc. debs. 8s, 2022	165,000	209,769

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	505,000	689,069

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)	180,000	194,400

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)	320,000	272,000

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018	70,000	70,525

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	280,000	283,500

		12,285,063

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Consumer cyclicals (3.1%)
Academy Ltd./Academy Finance Corp. 144A company guaranty
sr. unsec. notes 9 1/4s, 2019	$15,000	$13,950

Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	250,000	192,500

AMC Entertainment, Inc. company guaranty sr. sub.
notes 9 3/4s, 2020	155,000	140,275

American Casino & Entertainment Properties LLC sr. notes
11s, 2014	120,000	116,100

American Media, Inc. 144A notes 13 1/2s, 2018	7,394	6,285

Ameristar Casinos, Inc. 144A sr. notes 7 1/2s, 2021	205,000	198,338

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡	85,000	83,725

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	65,000	66,300

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015	105,000	70,875

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	55,000	34,650

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	40,000	25,400

Bon-Ton Department Stores, Inc. (The) company guaranty
10 1/4s, 2014	165,000	132,000

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018	55,000	48,538

Building Materials Corp. 144A sr. notes 7s, 2020	45,000	44,888

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	85,000	82,450

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	75,000	71,250

Burlington Coat Factory Warehouse Corp. 144A company
guaranty sr. unsec. notes 10s, 2019	80,000	68,000

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018	190,000	113,050

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017	395,000	398,456

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030	160,000	201,992

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes
9 1/8s, 2018	35,000	36,138

Cengage Learning Acquisitions, Inc. 144A sr. notes 10 1/2s, 2015	85,000	54,400

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	85,000	66,938

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	550,000	600,907

Chrysler Group, LLC/CG Co-Issuer, Inc. 144A company guaranty
sr. notes 8 1/4s, 2021	110,000	84,975

Cinemark USA, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019	50,000	51,500

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	50,000	47,250

CityCenter Holdings LLC/CityCenter Finance Corp. 144A company
guaranty sr. notes 10 3/4s, 2017 ‡‡	237,506	215,537

Clear Channel Communications, Inc. company guaranty sr. notes
9s, 2021	60,000	44,550

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016	60,000	31,050

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	100,000	56,500

CORPORATE BONDS AND NOTES (24.3%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		$195,000	$199,388

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		90,000	90,450

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019		85,000	71,613

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 5s, 2021		210,000	222,132

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019		200,000	225,019

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		95,000	96,900

DISH DBS Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2021		55,000	52,525

Echostar DBS Corp. sr. notes 6 3/8s, 2011		175,000	175,000

Expedia, Inc. company guaranty sr. unsec. notes 7.456s, 2018		135,000	149,850

FelCor Lodging Escrow, LP 144A sr. notes 6 3/4s, 2019 R		305,000	272,975

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		285,000	317,775

Ford Motor Credit Co., LLC sr. unsec. notes 7s, 2015		120,000	126,000

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		395,000	381,537

General Motors Financial Co., Inc. 144A sr. notes 6 3/4s, 2018		70,000	68,600

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		220,000	199,100

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020		150,000	145,500

Home Depot, Inc. (The) sr. unsec. notes 5.95s, 2041		300,000	356,803

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		154,000	174,248

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		225,000	241,875

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		149,000	135,404

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		105,000	95,813

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		200,000	204,000

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	61,557

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018		$70,000	70,000

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		60,000	56,400

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		40,000	40,400

Liberty Interactive, LLC debs. 8 1/4s, 2030		120,000	113,700

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021		90,000	91,013

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		165,000	148,500

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5.9s, 2016		110,000	120,156

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †		175,000	10,063

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)		135,000	121,838

McClatchy Co. (The) company guaranty sr. notes 11 1/2s, 2017		50,000	43,375

MGM Resorts International company guaranty sr. notes 9s, 2020		45,000	46,744

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016		75,000	63,750

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
MGM Resorts International company guaranty sr. unsec. notes
6 5/8s, 2015	$90,000	$76,275

MGM Resorts International sr. notes 10 3/8s, 2014	20,000	21,825

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	80,000	81,000

MTR Gaming Group, Inc. 144A notes 11 1/2s, 2019	270,000	217,350

Navistar International Corp. sr. notes 8 1/4s, 2021	155,000	158,875

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	80,000	69,600

News America Holdings, Inc. company guaranty 7 3/4s, 2024	300,000	372,596

News America Holdings, Inc. debs. 7 3/4s, 2045	363,000	441,224

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018	165,000	168,300

Nortek, Inc. 144A company guaranty sr. notes 8 1/2s, 2021	80,000	64,400

Nortek, Inc. 144A company guaranty sr. unsec. notes 10s, 2018	80,000	74,000

Owens Corning company guaranty sr. unsec. notes 9s, 2019	235,000	277,300

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	25,000	26,500

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 7 3/4s, 2016	170,000	168,300

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	55,000	55,275

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	105,000	107,888

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017	30,000	30,225

Pinnacle Entertainment, Inc. company guaranty sr. unsec. sub.
notes 7 1/2s, 2015	160,000	154,000

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	95,000	91,200

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	160,000	128,000

QVC Inc. 144A sr. notes 7 3/8s, 2020	115,000	122,475

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014	10,000	8,600

Realogy Corp. company guaranty sr. unsec. unsub. notes
11 1/2s, 2017	140,000	93,100

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	135,000	133,650

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017	140,000	131,950

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	235,000	192,113

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020	85,000	83,300

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	30,000	28,275

Sealy Mattress Co. 144A company guaranty sr. sec. notes
10 7/8s, 2016	124,000	130,820

Sears Holdings Corp. company guaranty 6 5/8s, 2018	70,000	57,750

Standard Pacific Corp. company guaranty sr. unsec. unsub. notes
7s, 2015	20,000	18,800

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A notes 8 5/8s, 2016	90,000	90,450

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	115,000	147,251

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	565,000	594,062

Time Warner, Inc. company guaranty sr. unsec. notes 3.15s, 2015	105,000	108,603

CORPORATE BONDS AND NOTES (24.3%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Time Warner, Inc. debs. 9.15s, 2023		$105,000	$143,992

Toys R Us — Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016		50,000	48,125

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017		215,000	227,363

Travelport LLC company guaranty 11 7/8s, 2016		35,000	13,825

Travelport LLC company guaranty 9 7/8s, 2014		180,000	117,900

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		150,000	87,750

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes
Ser. REGS, 6 3/8s, 2014	EUR	55,000	73,979

TRW Automotive, Inc. 144A company guaranty sr. unsec. unsub.
notes 7s, 2014		$120,000	126,000

Universal City Development Partners, Ltd. company guaranty
sr. unsec. notes 8 7/8s, 2015		29,000	31,465

Univision Communications, Inc. 144A company guaranty sr. unsec.
notes 8 1/2s, 2021		185,000	144,300

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014
(In default) † ‡‡ F		106,392	3,617

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037		198,000	262,568

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040		120,000	137,124

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4 7/8s, 2040		655,000	726,032

Walt Disney Co. sr. unsec. notes 2 3/4s, 2021		120,000	118,066

Walt Disney Co. sr. unsec. unsub. notes 4 3/8s, 2041		50,000	52,701

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		60,000	63,000

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013		70,000	78,400

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		160,000	161,600

Yankee Candle Co. company guaranty sr. notes Ser. B, 8 1/2s, 2015		175,000	168,000

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡		80,000	68,000

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		125,000	127,500

			16,095,409
Consumer staples (1.9%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015		70,000	75,250

AE Escrow Corp. 144A sr. unsec. notes 9 3/4s, 2020		30,000	28,800

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018		185,000	245,160

Anheuser-Busch InBev Worldwide, Inc. company guaranty unsec.
unsub. notes 5 3/8s, 2020		450,000	524,289

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 5/8s, 2018		50,000	49,500

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2016		75,000	72,375

Bunge Ltd., Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019		10,000	12,460

Bunge Ltd., Finance Corp. company guaranty unsec. unsub. notes
4.1s, 2016		90,000	92,001

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018		140,000	144,200

CORPORATE BONDS AND NOTES (24.3%)* cont.		Principal amount	Value

Consumer staples cont.
Central Garden & Pet Co. company guaranty sr. sub. notes
8 1/4s, 2018		$95,000	$90,725

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		115,000	101,775

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		70,000	50,400

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes
9 5/8s, 2015		107,912	83,092

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		130,000	136,500

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		140,000	147,000

CVS Caremark Corp. jr. unsec. sub. bonds FRB 6.302s, 2037		453,000	438,278

CVS Pass-Through Trust 144A company guaranty notes
7.507s, 2032		14,538	17,132

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037		205,000	247,814

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub. notes
11s, 2018		110,000	109,175

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018		50,000	50,625

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		115,000	108,388

Del Monte Foods Co. 144A company guaranty sr. unsec. notes
7 5/8s, 2019		30,000	25,350

Delhaize Group company guaranty sr. unsec. bond 5 7/8s,
2014 (Belgium)		370,000	404,022

Diageo Capital PLC company guaranty 5 3/4s, 2017
(United Kingdom)		235,000	274,499

Diageo Investment Corp. company guaranty 8s, 2022 (Canada)		135,000	180,512

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		145,000	143,913

Dole Food Co. sr. notes 13 7/8s, 2014		21,000	23,993

Dole Food Co. 144A sr. notes 8s, 2016		35,000	35,788

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		190,000	190,000

General Mills, Inc. sr. unsec. notes 5.65s, 2019		200,000	237,390

Hertz Corp. company guaranty sr. unsec. notes 8 7/8s, 2014		15,000	15,000

Hertz Corp. company guaranty sr. unsec. notes 7 1/2s, 2018		75,000	71,625

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	70,000	91,977

JBS USA LLC/JBS USA Finance, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2014		$40,000	42,800

JBS USA LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		625,000	515,625

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040		610,000	747,707

Kroger Co. company guaranty 6 3/4s, 2012		150,000	154,644

Kroger Co. company guaranty 6.4s, 2017		100,000	118,570

Landry’s Restaurants, Inc. company guaranty sr.
notes 11 5/8s, 2015		40,000	40,200

Libbey Glass, Inc. sr. notes 10s, 2015		77,000	80,658

McDonald’s Corp. sr. unsec. bond 6.3s, 2037		300,000	406,122

McDonald’s Corp. sr. unsec. notes 5.7s, 2039		270,000	341,106

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Consumer staples cont.
Michael Foods, Inc. company guaranty sr. unsec notes
9 3/4s, 2018	$95,000	$98,088

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	82,000	109,108

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
company guaranty sr. unsec. notes 9 1/4s, 2015	100,000	99,250

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018	250,000	255,000

Reddy Ice Corp. company guaranty sr. notes 11 1/4s, 2015	115,000	104,938

Revlon Consumer Products Corp. company guaranty notes
9 3/4s, 2015	375,000	392,813

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	105,000	100,275

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017	157,000	124,030

Roadhouse Financing, Inc. notes 10 3/4s, 2017	65,000	60,288

Service Corporation International sr. notes 7s, 2019	90,000	90,900

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014	65,000	73,775

Spectrum Brands, Inc. sr. notes 9 1/2s, 2018	115,000	122,475

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019	103,576	112,121

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	80,000	77,400

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	45,000	51,975

United Rentals North America, Inc. company guaranty sr. unsec.
sub. notes 8 3/8s, 2020	85,000	77,775

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	30,000	31,125

Wendy’s Co. (The) company guaranty sr. unsec. unsub. notes
10s, 2016	175,000	184,188

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	120,000	112,800

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	295,000	333,876

		9,578,640
Energy (2.7%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021	75,000	69,938

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6s, 2019	80,000	74,800

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031	585,000	692,769

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	30,000	32,735

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	30,000	33,655

Apache Corp. sr. unsec. unsub. notes 3 5/8s, 2021	425,000	444,360

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	75,000	72,000

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019	100,000	95,000

Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013	99,000	98,753

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	45,000	31,331

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)	570,000	593,842

Brigham Exploration Co. company guaranty sr. unsec. notes
6 7/8s, 2019	55,000	53,625

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Energy cont.
Brigham Exploration Co. company guaranty sr. unsec. notes
8 3/4s, 2018	$55,000	$58,850

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	160,000	156,800

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	155,000	155,000

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017	155,000	150,350

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	230,000	240,925

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	40,000	38,000

Complete Production Services, Inc. company guaranty 8s, 2016	80,000	80,000

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	110,000	106,700

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	380,000	399,950

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	20,000	20,900

CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2021	30,000	28,950

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	230,000	235,750

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	109,000	114,995

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	45,000	43,425

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	215,000	192,425

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
9 1/8s, 2017	60,000	60,600

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021	55,000	46,750

Forbes Energy Services Ltd. 144A company guaranty sr. unsec.
notes 9s, 2019	150,000	138,750

Frac Tech Services, LLC/Frac Tech Finance, Inc. 144A company
guaranty sr. notes 7 1/8s, 2018	95,000	96,425

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. 6.51s,
2022 (Russia)	438,000	429,240

Gazprom Via Gaz Capital SA 144A company guaranty sr. unsec.
bond 8.146s, 2018 (Russia)	288,000	316,086

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014
(Netherlands)	1,200,000	1,333,980

Goodrich Petroleum Corp. 144A sr. notes 8 7/8s, 2019	165,000	159,225

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016	265,000	268,975

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	50,000	47,250

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014	35,000	34,475

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 6 7/8s, 2021	125,000	113,750

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	40,000	49,189

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Energy cont.
Key Energy Services, Inc. company guaranty unsec. unsub. notes
6 3/4s, 2021	$85,000	$81,813

Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019	90,000	94,500

Marathon Petroleum Corp. 144A sr. unsec. notes 6 1/2s, 2041	125,000	134,851

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s,
2021 (Canada)	50,000	47,875

Milagro Oil & Gas 144A notes 10 1/2s, 2016	110,000	88,000

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	70,000	72,611

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	165,000	166,650

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	50,000	49,438

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	285,000	325,951

Offshore Group Investments, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	120,000	123,600

Offshore Group Investments, Ltd. 144A company guaranty
sr. notes 11 1/2s, 2015 (Cayman Islands)	50,000	51,500

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s, 2014
(Canada) (In default) †	35,000	22,050

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s, 2014
(Canada) (In default) †	65,000	40,950

Peabody Energy Corp. company guaranty 7 3/8s, 2016	240,000	263,700

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	20,000	21,025

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	2,165,000	1,474,906

Petroleum Development Corp. company guaranty sr. unsec. notes
12s, 2018	255,000	272,850

Plains Exploration & Production Co. company guaranty
7 3/4s, 2015	40,000	41,200

Plains Exploration & Production Co. company guaranty 7s, 2017	185,000	185,000

Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	20,000	17,600

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	185,000	199,800

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	85,000	90,525

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	125,000	127,500

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	165,000	152,625

SandRidge Energy, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021	50,000	46,000

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018	90,000	84,600

Shell International Finance BV company guaranty sr. unsec. notes
3.1s, 2015 (Netherlands)	585,000	620,924

SM Energy Co. 144A sr. unsec. notes 6 5/8s, 2019	50,000	49,750

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	170,000	198,606

Total Capital SA company guaranty sr. unsec. unsub. notes 3s,
2015 (France)	395,000	417,760

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)	20,000	19,900

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	60,000	59,766

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Energy cont.
Weatherford Bermuda company guaranty sr. unsec. notes 9 7/8s,
2039 (Switzerland)	$270,000	$382,691

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2037	90,000	97,250

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.35s, 2017	100,000	112,951

Weatherford International, Ltd. sr. notes 5 1/2s, 2016
(Switzerland)	105,000	114,360

Whiting Petroleum Corp. company guaranty 7s, 2014	85,000	90,525

Williams Cos., Inc. (The) notes 7 3/4s, 2031	15,000	18,007

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	48,000	56,905

		13,927,038
Financials (6.2%)
Abbey National Treasury Service bank guaranty sr. unsec. unsub.
notes FRN 1.832s, 2014 (United Kingdom)	255,000	242,945

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	85,000	75,438

Aflac, Inc. sr. unsec. notes 6.9s, 2039	135,000	138,557

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	80,000	69,689

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015	115,000	113,706

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8s, 2020	50,000	46,281

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	50,000	45,250

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes FRN
2.526s, 2014	114,000	97,869

Ally Financial, Inc. unsec. sub. notes 8s, 2018	60,000	54,600

American Express Co. sr. unsec. notes 8 1/8s, 2019	625,000	788,820

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2058	205,000	180,913

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	639,000	634,660

American International Group, Inc. sr. unsec. unsub. notes
4 1/4s, 2014	355,000	346,153

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	750,000	677,369

Bank of Montreal sr. unsec. bond 2 1/8s, 2013 (Canada)	200,000	204,461

Bank of New York Mellon Corp. (The) sr. unsec. notes 4.3s, 2014	160,000	172,634

Bank of New York Mellon Corp. (The) sr. unsec. notes 2.95s, 2015	140,000	145,412

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	65,000	66,304

BankAmerica Capital III bank guaranteed jr. unsec. FRN
0.819s, 2027	1,146,000	710,620

Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049
(United Kingdom)	325,000	213,281

Barclays Bank PLC 144A jr. unsec. sub. notes FRN 6.86s, 2049
(United Kingdom)	200,000	144,000

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	275,000	290,972

Bear Stearns Cos., Inc. (The) notes 5.7s, 2014	5,000	5,392

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	46,000	54,224

Bosphorus Financial Services, Ltd. 144A sr. notes FRN 2.086s, 2012	75,250	75,050

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Financials cont.
Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	$140,000	$142,045

Capital One Capital III company guaranty 7.686s, 2036	811,000	792,753

Capital One Capital IV company guaranty jr. unsec. sub. notes
FRN 6.745s, 2037	100,000	95,500

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	70,000	67,200

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017	35,000	39,463

CIT Group, Inc. 144A bonds 7s, 2017	995,000	965,150

CIT Group, Inc. 144A bonds 7s, 2016	430,000	417,100

Citigroup, Inc. sr. notes 6 1/2s, 2013	810,000	852,360

Citigroup, Inc. sub. notes 5s, 2014	225,000	220,671

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	976,000	943,403

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018	115,000	119,025

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	205,000	198,850

Credit Suisse First Boston USA, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2011	180,000	180,863

Credit Suisse Guernsey, Ltd. jr. unsec. sub. notes FRN 5.86s, 2017
(United Kingdom)	581,000	456,085

Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014
(United Kingdom)	155,000	158,192

Deutsche Bank Capital Funding Trust VII 144A jr. unsec. sub. bonds
FRB 5.628s, perpetual maturity	1,000,000	670,000

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	339,000	364,416

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	150,000	149,625

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	20,000	22,550

GATX Financial Corp. notes 5.8s, 2016	130,000	145,173

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	1,450,000	1,397,438

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	525,000	599,325

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	1,105,000	1,214,112

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	270,000	244,117

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	290,000	305,876

HSBC Finance Capital Trust IX FRN 5.911s, 2035	400,000	332,000

HSBC Finance Corp. 144A sr. unsec. sub. notes 6.676s, 2021	310,000	304,675

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)	500,000	490,762

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015	80,000	74,000

HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014	23,000	22,080

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	195,000	194,269

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	25,000	21,750

JPMorgan Chase & Co. sr. notes 6s, 2018	336,000	374,180

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036	1,460,000	1,456,404

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	95,000	96,900

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	510,000	481,950

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018	236,000	236,085

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	385,000	379,225

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Financials cont.
MPT Operating Partnership LP/MPT Finance Corp. 144A company
guaranty sr. notes 6 7/8s, 2021 R	$45,000	$42,750

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	100,000	102,500

Nationwide Financial Services notes 5 5/8s, 2015	425,000	451,704

Nuveen Investments, Inc. company guaranty sr. unsec. unsub.
notes 10 1/2s, 2015	100,000	92,250

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	105,000	100,144

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,129,000	1,175,658

OneBeacon US Holdings, Inc. company guaranty sr. unsec. notes
5 7/8s, 2013	249,000	255,208

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	190,000	188,575

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	20,000	19,500

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	110,000	95,150

Prudential Financial, Inc. jr. unsec. sub. notes FRN 8 7/8s, 2038	370,000	395,739

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015	205,000	158,875

Royal Bank of Scotland PLC (The) bank guaranty sr. unsec. unsub.
notes 3.95s, 2015 (United Kingdom)	340,000	319,684

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A notes
7 3/4s, 2018 (Russia)	100,000	104,250

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A notes
7 1/8s, 2014 (Russia)	100,000	102,000

Sabra Health Care LP/Sabra Capital Corp. company guaranty
sr. unsec. unsub. notes 8 1/8s, 2018 R	65,000	60,450

Santander Holdings USA, Inc. sr. unsec. unsub. notes 4 5/8s, 2016	93,000	89,595

Simon Property Group LP sr. unsec. notes 6 1/8s, 2018 R	297,000	333,934

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	7,000	7,625

SLM Corp. sr. notes Ser. MTN, 8s, 2020	155,000	153,016

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	110,000	114,418

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI, 4 7/8s, 2012	55,000	51,425

USI Holdings Corp. 144A company guaranty sr. unsec. notes FRN
4.161s, 2014	20,000	17,400

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	295,000	304,949

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	140,000	145,843

Vnesheconombank Via VEB Finance PLC 144A bank guaranteed
bonds 6.8s, 2025 (Russia)	2,200,000	2,073,500

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	180,000	186,654

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)	600,000	579,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s,
2018 (Russia)	1,887,000	1,905,870

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	500,000	554,060

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	60,000	67,545

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	155,000	157,510

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	80,000	83,237

CORPORATE BONDS AND NOTES (24.3%)* cont.		Principal amount	Value

Financials cont.
Westpac Capital Trust III 144A unsec. sub. notes FRN 5.819s,
perpetual maturity (Australia)		$230,000	$224,009

Willis Group North America, Inc. company guaranty 6.2s, 2017		40,000	43,679

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037		411,000	361,680

			31,939,558
Health care (1.1%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016		126,000	148,326

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		318,000	407,042

Amgen, Inc. sr. unsec. notes 3.45s, 2020		500,000	515,649

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)		99,000	132,839

Aviv Healthcare Properties LP company guaranty sr. unsec. notes
7 3/4s, 2019		80,000	75,400

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		110,000	113,300

Capella Healthcare, Inc. 144A company guaranty sr.
notes 9 1/4s, 2017		115,000	109,250

CDRT Merger Sub, Inc. 144A company guaranty sr. unsec. notes
8 1/8s, 2019		90,000	83,250

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. sub. notes 8 7/8s, 2015		225,000	221,063

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		350,000	362,585

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	100,000	122,825

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018
(Luxembourg)		$130,000	114,400

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		55,000	52,800

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		80,000	76,800

Elan Finance PLC/Elan Finance Corp. company guaranty sr. unsec.
notes 8 3/4s, 2016 (Ireland)		165,000	170,775

Endo Pharmaceuticals Holdings, Inc. 144A company guaranty
sr. unsec. notes 7s, 2019		130,000	130,488

Giant Funding Corp. 144A sr. notes 8 1/4s, 2018 (Spain)		110,000	110,000

HCA, Inc. sr. notes 6 1/2s, 2020		350,000	340,375

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		100,000	91,500

Health Management Associates, Inc. sr. notes 6 1/8s, 2016		125,000	122,813

IASIS Healthcare, LLC/IASIS Capital Corp. 144A
sr. notes 8 3/8s, 2019		185,000	149,850

Johnson & Johnson sr. unsec. notes 4.85s, 2041		335,000	395,857

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		85,000	84,150

Quest Diagnostics, Inc. company guaranty sr. unsec. notes 6.95s, 2037		135,000	169,423

Select Medical Corp. company guaranty 7 5/8s, 2015		66,000	57,173

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		35,000	33,250

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡		38,449	36,911

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019		80,000	79,200

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		34,000	36,805

Tenet Healthcare Corp. sr. notes 9s, 2015		45,000	47,475

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		115,000	121,613

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Health care cont.
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec. unsub. notes 3s,
2015 (Netherland Antilles)	$410,000	$429,539

United Surgical Partners International, Inc. company guaranty
sr. unsec. sub. notes 8 7/8s, 2017	85,000	85,000

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	35,000	30,975

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	25,000	22,625

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017	35,000	32,244

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	4,000	2,600

WellPoint, Inc. notes 7s, 2019	260,000	321,265

		5,637,435
Miscellaneous (—%)
Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 7 1/4s, 2021	65,000	63,050

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	145,000	143,188

		206,238
Technology (1.2%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	25,000	25,000

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	120,000	117,600

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015 ‡‡	105,000	76,913

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	135,000	98,550

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	5,000	4,250

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	220,000	177,100

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	595,000	625,459

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	325,000	351,045

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	365,000	415,671

Eagle Parent Inc. 144A sr. notes 8 5/8s, 2019 (Canada)	120,000	108,600

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020	60,000	62,400

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017	20,000	20,800

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡	178,199	148,351

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	100,000	79,000

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	65,000	57,688

First Data Corp. 144A sr. bonds 12 5/8s, 2021	180,000	133,200

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020	107,000	107,000

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	210,000	215,775

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	125,000	136,653

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	183,000	204,189

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	5,000	5,100

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	45,000	44,550

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes 8s, 2020	25,000	25,313

Jazz Technologies, Inc. company guaranty sr. unsec. notes 8s, 2015 F	119,000	117,215

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	475,000	526,071

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Technology cont.
NXP BV/NXP Funding, LLC 144A company guaranty sr. notes
9 3/4s, 2018 (Netherlands)	$195,000	$203,775

Oracle Corp. 144A notes 3 7/8s, 2020	290,000	309,924

Oracle Corp. 144A sr. notes 5 3/8s, 2040	310,000	358,985

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN, 5 1/4s, 2037	420,000	426,258

Seagate HDD Cayman 144A company guaranty sr. unsec. notes
7 3/4s, 2018 (Cayman Islands)	75,000	73,500

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	165,000	153,450

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	105,000	102,900

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	230,000	272,791

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	164,000	177,342

		5,962,418
Transportation (0.4%)
AMGH Merger Sub, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	230,000	231,150

Burlington Northern Santa Fe Corp. sr. unsec. unsub. notes
5 3/4s, 2040	300,000	350,236

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	130,000	145,571

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	158,921	166,867

Kansas City Southern de Mexico SA de CV sr. unsec. unsub. notes
8s, 2018 (Mexico)	55,000	59,744

Kansas City Southern de Mexico SA de CV sr. unsec. unsub. notes
6 1/8s, 2021 (Mexico)	20,000	19,800

Northwest Airlines Corp. pass-through certificates Ser. 00-1,
7.15s, 2019	399,481	399,481

Swift Services Holdings, Inc. company guaranty sr. notes
10s, 2018	125,000	111,250

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	100,000	110,300

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	108,099	104,315

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	115,000	77,050

		1,775,764
Utilities and power (2.6%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	150,000	150,750

AES Corp. (The) 144A sr. notes 7 3/8s, 2021	135,000	127,575

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	120,000	136,059

Arizona Public Services Co. sr. unsec. notes 5.05s, 2041	155,000	168,929

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	55,000	74,262

Beaver Valley Funding Corp. sr. bonds 9s, 2017	483,000	518,360

Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	288,000	322,545

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	973,578	1,041,729

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	75,000	73,500

Calpine Corp. 144A sr. notes 7 1/4s, 2017	175,000	168,875

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	25,000	29,038

Commonwealth Edison Co. 1st mtge. 5.9s, 2036	448,000	536,652

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B,
2.669s, 2066	853,000	759,170

Dominion Resources, Inc. unsub. notes 5.7s, 2012	126,000	131,518

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Utilities and power cont.
Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019	$280,000	$169,400

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	40,000	26,800

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	20,000	18,600

Edison Mission Energy sr. unsec. notes 7.2s, 2019	135,000	76,950

Edison Mission Energy sr. unsec. notes 7s, 2017	5,000	2,975

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032	35,000	40,539

El Paso Corp. sr. unsec. notes 7s, 2017	210,000	235,235

Electricite de France 144A notes 6 1/2s, 2019 (France)	245,000	286,374

Energy Future Holdings Corp. company guaranty sr. notes
10s, 2020	75,000	72,750

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	107,000	104,325

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	140,000	143,850

Energy Transfer Partners LP sr. unsec. unsub. notes 5.65s, 2012	205,000	211,298

Energy Transfer Partners LP sr. unsec. unsub. notes 4.65s, 2021	195,000	185,104

Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 5.95s, 2041	420,000	450,468

Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 3.2s, 2016	40,000	40,901

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	180,000	168,300

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	65,000	66,788

ITC Holdings Corp. 144A notes 5 7/8s, 2016	988,000	1,118,732

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	225,000	256,879

Kansas Gas & Electric Co. bonds 5.647s, 2021	62,078	64,617

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	300,000	354,201

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	970,000	1,227,486

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	310,000	388,175

NRG Energy, Inc. company guaranty 7 3/8s, 2017	55,000	56,650

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7 7/8s, 2021	265,000	242,475

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	125,000	130,483

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034	153,000	182,610

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	985,000	1,127,751

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	21,136	21,157

PSEG Power, LLC company guaranty sr. unsec. notes 5.32s, 2016	90,000	99,536

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	215,000	261,064

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	337,000	335,315

Spectra Energy Capital, LLC sr. notes 8s, 2019	215,000	269,476

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	5,000	5,649

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016 ‡‡	324,063	136,106

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 15s, 2021	130,000	79,300

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	165,000	132,000

CORPORATE BONDS AND NOTES (24.3%)* cont.	Principal amount	Value

Utilities and power cont.
Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN 6.35s,
2067 (Canada)	$155,000	$154,334

Union Electric Co. sr. sec. notes 6.4s, 2017	265,000	314,911

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	45,000	53,446

		13,551,972

Total corporate bonds and notes (cost $119,756,940)		$125,100,444

MORTGAGE-BACKED SECURITIES (7.8%)*	Principal amount	Value

Adjustable Rate Mortgage Trust FRB Ser. 06-1, Class 5A1,
3.364s, 2036	$434,879	$191,347

Banc of America Commercial Mortgage, Inc. Ser. 06-5, Class A2,
5.317s, 2047	2,021,435	2,033,145

Banc of America Commercial Mortgage, Inc. 144A
Ser. 07-5, Class XW, IO, 0.587s, 2051	17,931,994	293,798
Ser. 04-5, Class XC, IO, 0.473s, 2041	6,812,934	122,251
Ser. 04-4, Class XC, IO, 0.458s, 2042	4,680,980	97,655
Ser. 05-1, Class XW, IO, 0.094s, 2042	17,687,506	9,410

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.588s, 2032	124,000	129,397
Ser. 05-PWR9, Class A2, 4.735s, 2042	581,900	580,248
Ser. 04-PR3I, Class X1, IO, 0.314s, 2041	3,582,998	63,321

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.255s, 2038	7,859,285	120,640

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5, Class XC,
IO, 0.21s, 2049	79,073,320	978,928

Commercial Mortgage Pass-Through Certificates 144A
Ser. 06-C8, Class XS, IO, 0.237s, 2046	37,199,638	451,255
Ser. 05-C6, Class XC, IO, 0.103s, 2044	12,771,853	73,958

Countrywide Alternative Loan Trust FRB Ser. 05-84, Class 4A1,
5.736s, 2036	2,351,375	1,387,311

Credit Suisse Mortgage Capital Certificates
Ser. 07-C1, Class AAB, 5.336s, 2040	738,000	770,251
Ser. 06-C5, Class AX, IO, 0.211s, 2039	15,299,714	226,069

CS First Boston Mortgage Securities Corp.
Ser. 05-C5, Class AJ, 5.1s, 2038	268,000	242,664
Ser. 05-C5, Class AM, 5.1s, 2038	184,000	189,118

CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 03-CK2, Class G, 5.744s, 2036	487,000	472,239
Ser. 03-C3, Class AX, IO, 1.913s, 2038	10,471,688	214,994

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust FRB
Ser. 06-AR3, Class A5, 0.405s, 2036	360,640	220,441

DLJ Commercial Mortgage Corp. 144A Ser. 99-CG2, Class B3,
6.1s, 2032	8,033	8,030

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.872s, 2037	385,991	572,366
IFB Ser. 2979, Class AS, 23.434s, 2034	70,447	97,479
IFB Ser. 3072, Class SB, 22.81s, 2035	535,014	841,325
IFB Ser. 3249, Class PS, 21.519s, 2036	551,659	798,675
IFB Ser. 3065, Class DC, 19.173s, 2035	343,139	515,659

MORTGAGE-BACKED SECURITIES (7.8%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 2990, Class LB, 16.36s, 2034	$415,726	$561,325
IFB Ser. 3287, Class SE, IO, 6.471s, 2037	1,377,577	192,007
IFB Ser. 3835, Class SC, IO, 6.421s, 2038	1,795,142	303,505
IFB Ser. 3708, Class SQ, IO, 6.321s, 2040	1,984,677	273,647
Ser. 3934, Class SA, IO, 4 1/2s, 2041 ∆	3,238,000	523,649
Ser. 3747, Class HI, IO, 4 1/2s, 2037	146,041	17,971
Ser. 3751, Class MI, IO, 4s, 2034	3,215,716	309,963
Ser. 3707, Class HI, IO, 4s, 2023	285,318	19,011
Ser. 3327, Class IF, IO, zero %, 2037	17,752	6
Ser. 3391, PO, zero %, 2037	44,969	39,188
Ser. 3300, PO, zero %, 2037	351,871	331,781
Ser. 3206, Class EO, PO, zero %, 2036	29,180	26,309
FRB Ser. 3326, Class YF, zero %, 2037	23,076	21,978
FRB Ser. 3326, Class WF, zero %, 2035	47,665	44,806
FRB Ser. 3003, Class XF, zero %, 2035	18,785	18,762

Federal National Mortgage Association
IFB Ser. 11-101, Class SC, IO, 6.3s, 2040	641,000	122,194
IFB Ser. 11-101, Class BS, IO, 5.85s, 2039	2,560,000	396,851
IFB Ser. 11-101, Class SA, IO, 5.7s, 2041	340,000	60,989
Ser. 11-111, Class DS, IO, 4 1/2s, 2041 ∆	2,055,000	360,267
Ser. 11-111, Class SD, IO, 4 1/2s, 2041 ∆	2,225,000	437,699

Federal National Mortgage Association Grantor Trust
IFB Ser. 07-75, Class JS, 50.484s, 2037	135,555	287,577
IFB Ser. 06-62, Class PS, 38.493s, 2036	168,822	311,753
IFB Ser. 06-8, Class HP, 23.707s, 2036	325,825	519,936
IFB Ser. 05-45, Class DA, 23.56s, 2035	581,812	924,098
IFB Ser. 05-75, Class GS, 19.546s, 2035	248,658	356,888
IFB Ser. 05-106, Class JC, 19.397s, 2035	112,474	174,062
IFB Ser. 05-83, Class QP, 16.784s, 2034	76,249	104,305
Ser. 07-64, Class LO, PO, zero %, 2037	166,504	152,529
Ser. 07-14, Class KO, PO, zero %, 2037	85,047	75,671
Ser. 06-125, Class OX, PO, zero %, 2037	23,289	21,614
Ser. 06-84, Class OT, PO, zero %, 2036	24,482	22,552
FRB Ser. 06-104, Class EK, zero %, 2036	9,199	8,919
FRB Ser. 06-1, Class HF, zero %, 2032	2,124	2,117

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.098s, 2020	570,143	14,824

First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.538s, 2033	584,129	6

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	538,000	565,398
Ser. 97-C2, Class G, 7 1/2s, 2029	288,000	306,539

First Union-Lehman Brothers-Bank of America 144A Ser. 98-C2,
Class G, 7s, 2035	703,000	688,940

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.168s, 2043	14,031,085	99,817
Ser. 05-C3, Class XC, IO, 0.122s, 2045	170,889,942	840,122

GMAC Commercial Mortgage Securities, Inc. Ser. 05-C1, Class X1,
IO, 0.308s, 2043	11,720,596	160,115

MORTGAGE-BACKED SECURITIES (7.8%)* cont.	Principal amount	Value

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	$38,906	$33,848

Government National Mortgage Association
IFB Ser. 11-35, Class AS, IO, 5.87s, 2037	3,283,887	422,415
Ser. 10-150, Class WI, IO, 5s, 2038	2,094,232	266,219
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	2,226,680	376,643
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	3,592,277	408,586
Ser. 06-36, Class OD, PO, zero %, 2036	15,223	14,494
Ser. 99-31, Class MP, PO, zero %, 2029	13,918	12,248
FRB Ser. 07-35, Class UF, zero %, 2037	8,925	8,715

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class AJ, 4.859s, 2042	203,000	187,095

Greenwich Capital Commercial Funding Corp. 144A Ser. 05-GG3,
Class XC, IO, 0.566s, 2042	23,262,277	366,172

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	203,033	203,541
Ser. 04-C1, Class X1, IO, 1.163s, 2028	119,378	1
Ser. 06-GG6, Class XC, IO, 0.143s, 2038	20,747,924	36,309

IndyMac Indx Mortgage Loan Trust FRB Ser. 06-AR39, Class A1,
0.415s, 2037	3,615,704	1,663,224

JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1,
0.435s, 2037	2,908,642	1,296,012

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD11, Class A2, 5.99s, 2049	20,992	21,360
Ser. 07-LDPX, Class A3S, 5.317s, 2049	857,000	873,078
Ser. 06-LDP9, Class A2S, 5.298s, 2047	1,166,000	1,169,533
Ser. 06-LDP8, Class X, IO, 0.744s, 2045	12,319,839	257,312

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	73,123	72,994
Ser. 05-CB12, Class X1, IO, 0.138s, 2037	8,805,631	70,665
Ser. 06-LDP6, Class X1, IO, 0.082s, 2043	16,783,064	59,613

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	136,004	129,204
Ser. 99-C1, Class G, 6.41s, 2031	145,590	128,119
Ser. 98-C4, Class H, 5.6s, 2035	215,000	230,424

LB-UBS Commercial Mortgage Trust Ser. 06-C6, Class AM,
5.413s, 2039	405,000	385,974

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C3, Class XCL, IO, 0.386s, 2040	19,582,792	358,267
Ser. 06-C7, Class XCL, IO, 0.382s, 2038	14,444,170	203,201
Ser. 05-C2, Class XCL, IO, 0.338s, 2040	26,856,216	193,284
Ser. 05-C5, Class XCL, IO, 0.254s, 2040	25,370,636	374,826
Ser. 06-C6, Class XCL, IO, 0.241s, 2039	47,054,547	836,206
Ser. 06-C1, Class XCL, IO, 0.169s, 2041	25,633,256	263,843
Ser. 05-C7, Class XCL, IO, 0.157s, 2040	27,335,850	152,151

Merit Securities Corp. 144A FRB Ser. 11PA, Class 3A1,
0.857s, 2027	225,444	183,977

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.424s, 2028	28,584	822

MORTGAGE-BACKED SECURITIES (7.8%)* cont.		Principal amount	Value

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.022s, 2050		$199,000	$209,462
Ser. 03-KEY1, Class B, 5.334s, 2035		1,863,000	1,913,124
Ser. 05-MCP1, Class XC, IO, 0.233s, 2043		11,339,779	121,914

Merrill Lynch Mortgage Trust 144A Ser. 04-KEY2, Class XC, IO,
0.436s, 2039		6,888,057	167,759

Mezz Cap Commercial Mortgage Trust 144A
Ser. 05-C3, Class X, IO, 6.119s, 2044		553,385	33,203
Ser. 07-C5, Class X, IO, 5.082s, 2049		479,629	34,773
Ser. 06-C4, Class X, IO, 3.604s, 2045		2,190,739	109,537

Morgan Stanley Capital I 144A Ser. 05-HQ5, Class X1, IO,
0.171s, 2042		5,125,903	26,808

Morgan Stanley Dean Witter Capital I Ser. 03-HQ2, Class C,
5.15s, 2035		213,000	202,107

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1,
6s, 2030		428,000	435,654

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033		189,000	7,560

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4,
Class AJ, 5.947s, 2039		592,000	534,227

Vericrest Opportunity Loan Transferee 144A Ser. 10-NPL1,
Class M, 6s, 2039		981,079	976,174

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C32, Class A2, 5.926s, 2049		66,393	67,026
Ser. 07-C30, Class APB, 5.294s, 2043		968,000	1,016,568
Ser. 07-C30, Class A3, 5.246s, 2043		576,000	583,910

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.142s, 2042		20,823,403	165,130
Ser. 06-C26, Class XC, IO, 0.09s, 2045		7,464,038	22,168
Ser. 06-C23, Class XC, IO, 0.07s, 2045		30,798,345	138,285

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036		44,000	21,120
Ser. 05-C1A, Class C, 4.9s, 2036		42,000	42,333

Washington Mutual Mortgage Pass-Through Certificates FRB
Ser. 07-HY1, Class A3A, 0.465s, 2037		1,257,686	712,183

Total mortgage-backed securities (cost $37,127,899)			$40,203,064

INVESTMENT COMPANIES (2.7%)*		Shares	Value

Financial Select Sector SPDR Fund S		52,500	621,075

Gladstone Investment Corp.		3,673	24,976

iShares Russell 2000 Growth Index Fund		711	52,237

SPDR S&P 500 ETF Trust S		118,093	13,364,585

Total investment companies (cost $14,383,368)			$14,062,873

FOREIGN GOVERNMENT BONDS AND NOTES (2.4%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$155,000	$124,000

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		965,000	920,156

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		5,615,000	4,759,330

Brazil (Federal Republic of) notes 10s, 2012	BRL	4,838	2,623,013

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021		$960,000	969,600

FOREIGN GOVERNMENT BONDS AND NOTES (2.4%)* cont.	Principal amount	Value

Ukraine (Government of ) Financing of Infrastructural Projects
State Enterprise 144A govt. guaranty notes 8 3/8s, 2017	$200,000	$184,000

Ukraine (Government of) 144A bonds 7 3/4s, 2020	600,000	540,000

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013	2,300,000	2,213,750

Total foreign government bonds and notes (cost $13,565,270)		$12,333,849

ASSET-BACKED SECURITIES (2.1%)*	Principal amount	Value

Ace Securities Corp. FRB Ser. 06-HE3, Class A2C, 0.385s, 2036	$436,000	$165,411

Bombardier Capital Mortgage Securitization Corp. Ser. 00-A,
Class A2, 7.575s, 2030	2,416,912	1,528,697

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.979s, 2032	100,064	40,025

Green Tree Financial Corp.
Ser. 96-6, Class M1, 7.95s, 2027	1,077,000	1,120,080
Ser. 97-6, Class A9, 7.55s, 2029	84,797	89,708
Ser. 97-2, Class M1, 7.54s, 2028	2,094,184	1,528,754
Ser. 97-8, Class M1, 7.02s, 2027	1,050,000	745,500
Ser. 98-2, Class M1, 6.94s, 2028	2,411,318	1,012,754
Ser. 99-2, Class A6, 6.92s, 2030	775,000	728,500
Ser. 99-1, Class A6, 6.37s, 2025	99,297	101,780

Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031	1,206,342	1,204,834

GSAA Home Equity Trust FRB Ser. 06-3, Class A2, 0.425s, 2036	1,294,978	563,315

Lehman ABS Manufactured Housing Contract Ser. 01-B, Class M1,
6.63s, 2028	448,000	416,640

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	120,702	120,624

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	208,782	163,448
Ser. 95-B, Class B1, 7.55s, 2021	128,155	96,285
Ser. 99-B, Class A3, 6.45s, 2017	172,443	163,875
Ser. 01-E, Class A3, 5.69s, 2031	859,071	706,586
Ser. 02-A, Class A2, 5.01s, 2020	69,419	66,471

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030	70,379	67,564

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	317,893	38,147

Total asset-backed securities (cost $10,972,209)		$10,668,998

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.7%)*	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 14, 2026.	Sep-16/3.49	$1,636,440	$142,567

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA maturing
September 14, 2026.	Sep-16/3.49	1,636,440	105,041

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 15, 2022.	Aug-12/2.855	4,382,500	281,532

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 2.855%
versus the three month USD-LIBOR-BBA maturing
August 15, 2022.	Aug-12/2.855	$4,382,500	$83,644

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.37%
versus the three month USD-LIBOR-BBA maturing
August 3, 2022.	Aug-12/3.37	4,277,747	434,961

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA maturing
August 3, 2022.	Aug-12/3.37	4,277,747	40,382

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.52%
versus the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.52	3,564,789	404,817

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.52% versus
the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.52	3,564,789	27,164

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.36%
versus the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.36	3,564,789	359,937

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.36% versus
the three month USD-LIBOR-BBA maturing
August 1, 2022.	Jul-12/3.36	3,564,789	33,794

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.51%
versus the three month USD-LIBOR-BBA maturing
July 30, 2022.	Jul-12/3.51	1,425,916	160,829

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.51% versus
the three month USD-LIBOR-BBA maturing
July 30, 2022.	Jul-12/3.51	1,425,916	10,837

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.5375%
versus the three month USD-LIBOR-BBA maturing
July 27, 2022.	Jul-12/3.5375	3,564,789	410,557

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.5375% versus
the three month USD-LIBOR-BBA maturing
July 27, 2022.	Jul-12/3.5375	3,564,789	25,880

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.54% versus the three month USD-LIBOR-BBA
maturing July 25, 2022.	Jul-12/3.54	3,347,359	386,453

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.54% versus the three month USD-LIBOR-BBA
maturing July 25, 2022.	Jul-12/3.54	3,347,359	23,967

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing July 24, 2022.	Jul-12/3.49	$3,554,391	$396,101

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing July 24, 2022.	Jul-12/3.49	3,554,391	26,978

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.075% versus the three month USD-LIBOR-BBA
maturing March 26, 2022.	Mar-12/2.075	2,192,000	42,064

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.075%
versus the three month USD-LIBOR-BBA maturing
March 26, 2022.	Mar-12/2.075	2,192,000	76,873

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 0.52%
versus the three month USD-LIBOR-BBA maturing
March 23, 2014.	Mar-12/0.52	7,987,000	7,987

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 0.52% versus
the three month USD-LIBOR-BBA maturing
March 23, 2014.	Mar-12/0.52	7,987,000	32,667

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.0525% versus the three month USD-LIBOR-BBA
maturing February 24, 2022.	Feb-12/2.0525	2,192,000	37,856

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
2.0525% versus the three month USD-LIBOR-BBA
maturing February 24, 2022.	Feb-12/2.0525	2,192,000	72,533

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.03% versus the three month USD-LIBOR-BBA
maturing January 25, 2022.	Jan-12/2.03	2,192,000	32,836

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.03%
versus the three month USD-LIBOR-BBA
maturing January 25, 2022.	Jan-12/2.03	2,192,000	67,470

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 0.545%
versus the three month USD-LIBOR-BBA maturing
January 5, 2014.	Jan-12/0.545	6,923,719	6,785

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 0.545%
versus the three month USD-LIBOR-BBA maturing
January 5, 2014.	Jan-12/0.545	6,923,719	18,971

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.61% versus the three month USD-LIBOR-BBA
maturing January 4, 2014.	Dec-11/0.61	3,993,000	6,350

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.61%
versus the three month USD-LIBOR-BBA maturing
January 4, 2014.	Dec-11/0.61	$3,993,000	$7,523

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 0.6075%
versus the three month USD-LIBOR-BBA maturing
January 3, 2014.	Dec-11/0.6075	3,570,000	5,498

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 0.6075% versus
the three month USD-LIBOR-BBA maturing
January 3, 2014.	Dec-11/0.6075	3,570,000	7,211

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.01% versus the three month USD-LIBOR-BBA
maturing December 28, 2021.	Dec-11/2.01	2,192,000	26,677

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.01%
versus the three month USD-LIBOR-BBA maturing
December 28, 2021.	Dec-11/2.01	2,192,000	61,025

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 4.0625%
versus the three month USD-LIBOR-BBA maturing
December 23, 2041.	Dec-11/4.0625	1,669,139	469,896

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 4.0625%
versus the three month USD-LIBOR-BBA maturing
December 23, 2041.	Dec-11/4.0625	1,669,139	2,253

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.476% versus the three month USD-LIBOR-BBA
maturing December 23, 2013.	Dec-11/0.476	7,987,000	3,674

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.476%
versus the three month USD-LIBOR-BBA maturing
December 23, 2013.	Dec-11/0.476	7,987,000	27,236

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.53% versus the three month USD-LIBOR-BBA
maturing December 21, 2013.	Dec-11/0.53	7,987,000	6,310

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.53%
versus the three month USD-LIBOR-BBA maturing
December 21, 2013.	Dec-11/0.53	7,987,000	21,325

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 2.355%
versus the three month USD-LIBOR-BBA maturing
December 19, 2021.	Dec-11/2.355	2,559,000	73,443

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 2.355% versus
the three month USD-LIBOR-BBA maturing
December 19, 2021.	Dec-11/2.355	2,559,000	30,938

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.745% versus the three month USD-LIBOR-BBA
maturing December 19, 2041.	Dec-11/0.745	$5,355,000	$10,335

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.745%
versus the three month USD-LIBOR-BBA maturing
December 19, 2041.	Dec-11/0.745	5,355,000	21,420

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 1.3525%
versus the three month USD-LIBOR-BBA maturing
December 19, 2016.	Dec-11/1.3525	2,559,000	17,273

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 1.3525% versus
the three month USD-LIBOR-BBA maturing
December 19, 2016.	Dec-11/1.3525	2,559,000	17,887

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.99% versus the three month USD-LIBOR-BBA
maturing December 14, 2041.	Dec-11/2.99	5,525,817	466,268

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.99%
versus the three month USD-LIBOR-BBA maturing
December 14, 2041.	Dec-11/2.99	5,525,817	152,402

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.045% versus
the three month USD-LIBOR-BBA maturing
December 13, 2041.	Dec-11/4.045	9,444,067	2,628,567

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.045% versus the
three month USD-LIBOR-BBA maturing
December 13, 2041.	Dec-11/4.045	9,444,067	8,972

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 0.5325%
versus the three month USD-LIBOR-BBA maturing
December 5, 2013.	Dec-11/0.5325	6,923,719	4,916

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 0.5325% versus
the three month USD-LIBOR-BBA maturing
December 5, 2013.	Dec-11/0.5325	6,923,719	15,994

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.21%
versus the three month USD-LIBOR-BBA maturing
November 23, 2021.	Nov-11/3.21	3,571,569	347,799

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.21% versus
the three month USD-LIBOR-BBA maturing
November 23, 2021.	Nov-11/3.21	3,571,569	1,071

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed rate
of 2.3175% versus the three month USD-LIBOR-BBA
maturing November 17, 2021.	Nov-11/2.3175	2,559,000	62,081

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.7%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 2.3175% versus the three month USD-LIBOR-BBA
maturing November 17, 2021.	Nov-11/2.3175	$2,559,000	$22,110

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 0.715% versus the three month USD-LIBOR-BBA
maturing November 17, 2014.	Nov-11/0.715	5,355,000	7,069

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 0.715%
versus the three month USD-LIBOR-BBA maturing
November 17, 2014.	Nov-11/0.715	5,355,000	17,763

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 1.30%
versus the three month USD-LIBOR-BBA maturing
November 17, 2016.	Nov-11/1.30	2,559,000	12,155

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 1.30%
versus the three month USD-LIBOR-BBA maturing
November 17, 2016.	Nov-11/1.30	2,559,000	14,279

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 0.5175%
versus the three month USD-LIBOR-BBA maturing
November 3, 2013.	Nov-11/0.5175	6,923,719	3,877

Option on an interest rate swap with Bank of America,
N.A. for the right to pay a fixed rate of 0.5175% versus
the three month USD-LIBOR-BBA maturing
November 3, 2013.	Nov-11/0.5175	6,923,719	14,540

Option on an interest rate swap with Barclay’s Bank
PLC for the right to receive a fixed rate of 3.17%
versus the three month USD-LIBOR-BBA maturing
October 21, 2021.	Oct-11/3.17	3,112,069	298,945

Option on an interest rate swap with Barclay’s Bank
PLC for the right to pay a fixed rate of 3.17% versus
the three month USD-LIBOR-BBA maturing
October 21, 2021.	Oct-11/3.17	3,112,069	9

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 0.555%
versus the three month USD-LIBOR-BBA maturing
February 3, 2014.	Feb-12/0.555	6,923,719	8,032

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 0.555%
versus the three month USD-LIBOR-BBA maturing
February 3, 2014.	Feb-12/0.555	6,923,719	21,117

Total purchased options outstanding (cost $5,273,400)			$8,675,723

COMMODITY LINKED NOTES (1.1%)*	Principal amount	Value

Citigroup Funding, Inc. 144A notes zero %, 2011
(Indexed to the 1 Yr Dow Jones-UBS Ex-Energy
3-Month Forward Total Return Index)	$4,100,000	$4,251,097

UBS AG/Jersey Branch 144A zero %, 2012 (Indexed
to the UBS Bloomberg CMCI Composite Index) (Jersey)	1,755,000	1,288,337

Total commodity linked notes (cost $5,855,000)		$5,539,434

SENIOR LOANS (0.7%)* [c]	Principal amount	Value

AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	$175,000	$152,688

American Rock Salt Co., LLC/American Rock Capital Corp.
bank term loan FRN 5 1/2s, 2017	19,850	18,808

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	102,281	99,468

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	59,250	56,838

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B2, 3.218s, 2015	141,981	118,614

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	144,372	139,138

Cengage Learning Acquisitions, Inc. bank term loan FRN Ser. B,
2 1/2s, 2014	53,740	42,340

Claire’s Stores, Inc. bank term loan FRN 2.996s, 2014	66,049	55,729

Clear Channel Communications, Inc. bank term loan FRN Ser. A,
3.621s, 2014	45,000	37,491

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	71,820	71,042

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	64,838	59,877

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	89,775	85,193

Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	72,588	71,181

Goodman Global, Inc. bank term loan FRN 9s, 2017	115,000	115,192

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	123,948	122,528

Grifols SA bank term loan FRN Ser. B, 6s, 2016 (Spain)	54,863	53,710

Health Management Associates, Inc. bank term loan FRN
1.996s, 2014	52,346	49,189

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	129,350	120,457

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2,
8s, 2014	136,719	135,010

INEOS U.S. Finance, LLC bank term loan FRN Ser. B2,
7 1/2s, 2013	135,756	134,059

Intelsat Jackson Holdings SA bank term loan FRN 3.246s, 2014
(Luxembourg)	460,000	426,650

KAR Auction Services, Inc. bank term loan FRN Ser. B, 5s, 2017	69,825	67,556

National Bedding Co., LLC bank term loan FRN Ser. B,
3 7/8s, 2013	38,886	38,205

Neiman Marcus Group, Inc. (The) bank term loan FRN
4 3/4s, 2018	120,000	111,117

Polypore, Inc. bank term loan FRN Ser. B, 2.22s, 2014	107,460	103,430

Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017	315,000	307,440

Six Flags Theme Parks bank term loan FRN Ser. B, 5 1/4s, 2016	362,825	358,289

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.726s, 2017	106,302	71,056

Univision Communications, Inc. bank term loan FRN 4.471s, 2017	111,490	100,062

West Corp. bank term loan FRN Ser. B2, 2.702s, 2013	22,944	22,212

West Corp. bank term loan FRN Ser. B5, 4.577s, 2016	55,802	53,803

Total senior loans (cost $3,550,283)		$3,398,372

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.	1,490	$76,921

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd.	5,720	103,932

General Motors Co. Ser. B, $2.375 cv. pfd.	4,439	155,088

Lucent Technologies Capital Trust I 7.75% cv. pfd.	87	72,205

Total convertible preferred stocks (cost $486,366)		$408,146

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.	349	$233,710

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	7,800	142,350

Total preferred stocks (cost $399,432)		$376,060

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	$24,000	$31,534

Meritor, Inc. cv. company guaranty sr. unsec. notes 4s, 2027	60,000	40,875

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	72,000	74,070

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	55,000	50,188

Total convertible bonds and notes (cost $198,505)		$196,667

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value

IL State G.O. Bonds
4.421s, 1/1/15	$135,000	$140,831
4.071s, 1/1/14	35,000	36,112

Total municipal bonds and notes (cost $170,000)		$176,943

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	12	$138

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	34,898	8,376

Total warrants (cost $7,016)				$8,514

SHORT-TERM INVESTMENTS (34.8%)*	Principal amount/shares	Value

Federal Home Loan Discount Notes with an effective
yield of 0.02%, December 7, 2011	$5,600,000	$5,599,843

Federal National Mortgage Association Discount Notes
with an effective yield of 0.04%, December 12, 2011	12,500,000	12,498,250

Straight-A Funding, LLC with an effective yield
of 0.16%, October 4, 2011	4,989,000	4,988,932

U. S. Treasury Bills zero %, July 26, 2012 [i]	110,000	109,923

U. S. Treasury Bills zero %, October 27, 2011 [i]	454,000	454,000

U.S. Treasury Bills with effective yields ranging from
0.236% to 0.608%, October 20, 2011 # ##	25,586,000	25,582,491

U.S. Treasury Bills with effective yields ranging from
0.119% to 0.119%, May 3, 2012 # ##	10,000,000	9,991,340

Putnam Cash Collateral Pool, LLC 0.16% [d]	14,160,575	14,160,575

Putnam Money Market Liquidity Fund 0.10% [e]	103,765,219	103,765,219

SSgA Prime Money Market Fund 0.02% i P	1,610,000	1,610,000

Total short-term investments (cost $178,699,058)		$178,760,573

TOTAL INVESTMENTS

Total investments (cost $659,808,780)		$678,160,051

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona

Key to holding’s abbreviations

ADR	American Depository Receipts
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GDR	Global Depository Receipts
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2010 through September 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $513,986,716.

† Non-income-producing security.

‡ Restricted excluding 144A securities, as to public resale. The total market value of the restricted security held at the close of the reporting period was $80,766, and less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

∆ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $329,204,369 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR, GDR or SDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBAs.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $177,472,827)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	10/19/11	$2,182,649	$2,361,701	$179,052

	Brazilian Real	Buy	10/19/11	524,916	596,348	(71,432)

	British Pound	Sell	10/19/11	4,723,503	4,821,798	98,295

	Canadian Dollar	Sell	10/19/11	2,911,556	3,069,345	157,789

	Chilean Peso	Buy	10/19/11	145,845	163,059	(17,214)

	Czech Koruna	Buy	10/19/11	291,424	308,383	(16,959)

	Euro	Sell	10/19/11	699,628	728,756	29,128

	Hungarian Forint	Buy	10/19/11	186,870	207,156	(20,286)

	Japanese Yen	Sell	10/19/11	610,458	606,328	(4,130)

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $177,472,827) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A. cont.

	Mexican Peso	Buy	10/19/11	$342,419	$379,642	$(37,223)

	Norwegian Krone	Sell	10/19/11	1,197,776	1,298,288	100,512

	Russian Ruble	Buy	10/19/11	4,718	5,141	(423)

	Singapore Dollar	Sell	10/19/11	1,140,283	1,218,878	78,595

	South African Rand	Buy	10/19/11	202,975	227,710	(24,735)

	South Korean Won	Buy	10/19/11	117,107	127,941	(10,834)

	Swedish Krona	Sell	10/19/11	3,179,363	3,402,322	222,959

	Swiss Franc	Buy	10/19/11	801,998	845,200	(43,202)

	Taiwan Dollar	Buy	10/19/11	179,388	188,767	(9,379)

	Turkish Lira	Sell	10/19/11	187,028	197,113	10,085

Barclays Bank PLC

	Australian Dollar	Sell	10/19/11	1,047,033	1,095,070	48,037

	Brazilian Real	Sell	10/19/11	739,525	836,443	96,918

	British Pound	Buy	10/19/11	780,690	796,381	(15,691)

	Canadian Dollar	Buy	10/19/11	1,715,547	1,807,096	(91,549)

	Chilean Peso	Sell	10/19/11	562,693	627,422	64,729

	Czech Koruna	Sell	10/19/11	526,407	558,897	32,490

	Euro	Buy	10/19/11	272,793	290,423	(17,630)

	Hungarian Forint	Sell	10/19/11	340,873	376,788	35,915

	Indian Rupee	Sell	10/19/11	135,145	142,807	7,662

	Japanese Yen	Sell	10/19/11	1,606,276	1,598,029	(8,247)

	Malaysian Ringgit	Buy	10/19/11	184,010	196,274	(12,264)

	Mexican Peso	Buy	10/19/11	465,232	516,309	(51,077)

	New Zealand Dollar	Buy	10/19/11	253,153	276,085	(22,932)

	Norwegian Krone	Sell	10/19/11	775,933	809,351	33,418

	Polish Zloty	Buy	10/19/11	367,013	401,659	(34,646)

	Russian Ruble	Buy	10/19/11	4,718	5,133	(415)

	Singapore Dollar	Buy	10/19/11	323,816	348,403	(24,587)

	South Korean Won	Buy	10/19/11	63,136	68,964	(5,828)

	Swedish Krona	Sell	10/19/11	1,580,985	1,694,208	113,223

	Swiss Franc	Buy	10/19/11	301,509	317,315	(15,806)

	Taiwan Dollar	Buy	10/19/11	79,544	83,200	(3,656)

	Thai Baht	Sell	10/19/11	15,310	15,422	112

	Turkish Lira	Buy	10/19/11	25,030	26,389	(1,359)

Citibank, N.A.

	Australian Dollar	Sell	10/19/11	39,984	43,233	3,249

	Brazilian Real	Sell	10/19/11	2,609,617	2,962,611	352,994

	British Pound	Buy	10/19/11	883,314	900,898	(17,584)

	Canadian Dollar	Sell	10/19/11	629,841	662,722	32,881

	Chilean Peso	Buy	10/19/11	125,820	140,369	(14,549)

	Czech Koruna	Buy	10/19/11	171,990	181,680	(9,690)

	Danish Krone	Buy	10/19/11	786,277	822,521	(36,244)

	Euro	Buy	10/19/11	451,658	470,142	(18,484)

	Hungarian Forint	Buy	10/19/11	256,027	283,145	(27,118)

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $177,472,827) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Japanese Yen	Sell	10/19/11	$280,939	$279,969	$(970)

	Mexican Peso	Buy	10/19/11	561,261	623,184	(61,923)

	New Zealand Dollar	Sell	10/19/11	46,284	50,423	4,139

	Norwegian Krone	Sell	10/19/11	351,595	381,461	29,866

	Polish Zloty	Sell	10/19/11	616,003	673,060	57,057

	Singapore Dollar	Buy	10/19/11	508,570	547,274	(38,704)

	South African Rand	Sell	10/19/11	112,135	125,979	13,844

	South Korean Won	Buy	10/19/11	240,483	263,095	(22,612)

	Swedish Krona	Buy	10/19/11	1,143,182	1,224,075	(80,893)

	Swiss Franc	Buy	10/19/11	2,229,772	2,350,461	(120,689)

	Taiwan Dollar	Sell	10/19/11	24,354	25,462	1,108

	Turkish Lira	Buy	10/19/11	148,946	157,048	(8,102)

Credit Suisse AG

	Australian Dollar	Sell	10/19/11	2,377,534	2,538,847	161,313

	Brazilian Real	Buy	10/19/11	272,504	308,161	(35,657)

	British Pound	Buy	10/19/11	2,409,705	2,439,714	(30,009)

	Canadian Dollar	Buy	10/19/11	570,189	600,581	(30,392)

	Chilean Peso	Buy	10/19/11	4,762	5,317	(555)

	Czech Koruna	Buy	10/19/11	103,026	108,891	(5,865)

	Euro	Buy	10/19/11	962,089	1,010,225	(48,136)

	Hungarian Forint	Sell	10/19/11	140,564	143,596	3,032

	Indian Rupee	Sell	10/19/11	695,660	735,104	39,444

	Japanese Yen	Buy	10/19/11	3,262,554	3,241,660	20,894

	Malaysian Ringgit	Sell	10/19/11	342,099	359,766	17,667

	Mexican Peso	Sell	10/19/11	929,622	1,026,423	96,801

	Norwegian Krone	Buy	10/19/11	275,248	291,669	(16,421)

	Polish Zloty	Sell	10/19/11	443,198	485,045	41,847

	Russian Ruble	Sell	10/19/11	2,886	3,139	253

	South African Rand	Sell	10/19/11	113,594	127,258	13,664

	South Korean Won	Sell	10/19/11	525,871	571,058	45,187

	Swedish Krona	Sell	10/19/11	545,339	583,846	38,507

	Swiss Franc	Sell	10/19/11	169,260	179,202	9,942

	Taiwan Dollar	Sell	10/19/11	589,207	613,822	24,615

	Turkish Lira	Buy	10/19/11	181,281	191,077	(9,796)

Deutsche Bank AG

	Australian Dollar	Buy	10/19/11	283,662	306,908	(23,246)

	Brazilian Real	Sell	10/19/11	68,575	77,641	9,066

	British Pound	Sell	10/19/11	1,060,133	1,081,644	21,511

	Canadian Dollar	Buy	10/19/11	109,633	116,612	(6,979)

	Chilean Peso	Sell	10/19/11	6,093	6,815	722

	Czech Koruna	Buy	10/19/11	48,878	51,683	(2,805)

	Euro	Sell	10/19/11	402,279	419,030	16,751

	Hungarian Forint	Buy	10/19/11	18,907	20,918	(2,011)

	Malaysian Ringgit	Buy	10/19/11	381,261	406,692	(25,431)

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $177,472,827) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Mexican Peso	Buy	10/19/11	$536,737	$595,550	$(58,813)

	New Zealand Dollar	Sell	10/19/11	274,351	299,102	24,751

	Norwegian Krone	Sell	10/19/11	719,339	780,658	61,319

	Polish Zloty	Sell	10/19/11	174,260	178,275	4,015

	Singapore Dollar	Buy	10/19/11	476,196	512,335	(36,139)

	South Korean Won	Buy	10/19/11	361,904	395,493	(33,589)

	Swedish Krona	Buy	10/19/11	956,548	1,025,230	(68,682)

	Swiss Franc	Sell	10/19/11	411,550	433,709	22,159

	Taiwan Dollar	Sell	10/19/11	247,329	258,873	11,544

	Turkish Lira	Sell	10/19/11	75,252	79,273	4,021

Goldman Sachs International

	Australian Dollar	Buy	10/19/11	2,306,570	2,494,525	(187,955)

	British Pound	Sell	10/19/11	1,476,876	1,505,241	28,365

	Canadian Dollar	Sell	10/19/11	2,093,184	2,205,197	112,013

	Chilean Peso	Buy	10/19/11	182,686	204,161	(21,475)

	Euro	Sell	10/19/11	3,717,124	3,870,769	153,645

	Hungarian Forint	Sell	10/19/11	493,732	533,566	39,834

	Japanese Yen	Sell	10/19/11	415,021	412,560	(2,461)

	Norwegian Krone	Sell	10/19/11	339,839	368,641	28,802

	Polish Zloty	Sell	10/19/11	462,601	505,516	42,915

	South African Rand	Buy	10/19/11	210,234	236,266	(26,032)

	Swedish Krona	Buy	10/19/11	213,828	228,834	(15,006)

	Swiss Franc	Sell	10/19/11	307,696	323,875	16,179

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/19/11	1,803,640	1,950,557	(146,917)

	British Pound	Sell	10/19/11	2,158,667	2,202,373	43,706

	Euro	Sell	10/19/11	244,883	255,671	10,788

	Indian Rupee	Sell	10/19/11	179,624	190,238	10,614

	Japanese Yen	Buy	10/19/11	960,168	954,609	5,559

	New Zealand Dollar	Buy	10/19/11	97,830	106,656	(8,826)

	Norwegian Krone	Buy	10/19/11	373,143	404,929	(31,786)

	Singapore Dollar	Sell	10/19/11	1,242,533	1,336,863	94,330

	South Korean Won	Sell	10/19/11	179,945	193,495	13,550

	Swiss Franc	Sell	10/19/11	105,843	111,357	5,514

	Taiwan Dollar	Sell	10/19/11	14,158	14,811	653

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	10/19/11	58,378	63,151	4,773

	Brazilian Real	Sell	10/19/11	63,341	71,552	8,211

	British Pound	Buy	10/19/11	1,989,526	2,022,292	(32,766)

	Canadian Dollar	Sell	10/19/11	1,393,828	1,467,211	73,383

	Chilean Peso	Buy	10/19/11	136,070	151,414	(15,344)

	Czech Koruna	Sell	10/19/11	507,923	529,660	21,737

	Euro	Buy	10/19/11	4,106,924	4,271,988	(165,064)

	Hong Kong Dollar	Sell	10/19/11	626,122	625,561	(561)

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $177,472,827) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Hungarian Forint	Sell	10/19/11	$145,218	$160,518	$15,300

	Japanese Yen	Buy	10/19/11	1,028,596	1,022,404	6,192

	Malaysian Ringgit	Buy	10/19/11	294,265	313,856	(19,591)

	Mexican Peso	Buy	10/19/11	354,090	392,978	(38,888)

	New Zealand Dollar	Sell	10/19/11	67,940	74,080	6,140

	Norwegian Krone	Sell	10/19/11	875,588	949,153	73,565

	Polish Zloty	Buy	10/19/11	219,371	239,539	(20,168)

	Russian Ruble	Buy	10/19/11	4,721	5,133	(412)

	Singapore Dollar	Buy	10/19/11	789,757	850,140	(60,383)

	South African Rand	Sell	10/19/11	152,015	170,393	18,378

	South Korean Won	Sell	10/19/11	340,687	372,168	31,481

	Swedish Krona	Buy	10/19/11	1,058,908	1,133,695	(74,787)

	Swiss Franc	Buy	10/19/11	1,679,455	1,769,194	(89,739)

	Taiwan Dollar	Sell	10/19/11	95,308	99,602	4,294

	Thai Baht	Sell	10/19/11	7,594	7,645	51

	Turkish Lira	Sell	10/19/11	459,460	483,168	23,708

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	10/19/11	1,533,615	1,641,801	108,186

	Brazilian Real	Buy	10/19/11	239,194	270,186	(30,992)

	British Pound	Sell	10/19/11	2,228,825	2,280,461	51,636

	Canadian Dollar	Sell	10/19/11	606,670	624,812	18,142

	Chilean Peso	Buy	10/19/11	13,995	15,630	(1,635)

	Czech Koruna	Buy	10/19/11	260,183	275,339	(15,156)

	Euro	Buy	10/19/11	3,009,848	3,126,372	(116,524)

	Hungarian Forint	Buy	10/19/11	237,672	263,420	(25,748)

	Indian Rupee	Buy	10/19/11	60,776	64,829	(4,053)

	Japanese Yen	Buy	10/19/11	1,688,529	1,678,278	10,251

	Malaysian Ringgit	Sell	10/19/11	303,187	321,047	17,860

	Mexican Peso	Sell	10/19/11	912,284	1,011,294	99,010

	New Zealand Dollar	Sell	10/19/11	31,873	34,748	2,875

	Norwegian Krone	Sell	10/19/11	54,698	59,422	4,724

	Polish Zloty	Sell	10/19/11	335,726	367,773	32,047

	Russian Ruble	Sell	10/19/11	2,889	3,149	260

	Singapore Dollar	Sell	10/19/11	206,413	216,535	10,122

	South African Rand	Sell	10/19/11	813,620	912,274	98,654

	South Korean Won	Buy	10/19/11	182,663	191,522	(8,859)

	Swedish Krona	Sell	10/19/11	1,211,709	1,299,679	87,970

	Swiss Franc	Sell	10/19/11	1,636,919	1,721,590	84,671

	Taiwan Dollar	Sell	10/19/11	42,736	44,785	2,049

	Turkish Lira	Buy	10/19/11	321,042	338,544	(17,502)

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/19/11	1,731,597	1,871,595	(139,998)

	Brazilian Real	Sell	10/19/11	723,293	819,996	96,703

	British Pound	Sell	10/19/11	423,303	416,729	(6,574)

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $177,472,827) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Canadian Dollar	Buy	10/19/11	$1,744,272	$1,849,127	$(104,855)

	Czech Koruna	Sell	10/19/11	150,360	155,604	5,244

	Euro	Buy	10/19/11	342,702	353,853	(11,151)

	Hungarian Forint	Sell	10/19/11	65,230	72,062	6,832

	Indonesian Rupiah	Sell	10/19/11	119,167	110,834	(8,333)

	Japanese Yen	Sell	10/19/11	2,232,891	2,223,498	(9,393)

	Malaysian Ringgit	Sell	10/19/11	267,061	281,139	14,078

	Mexican Peso	Buy	10/19/11	196,118	217,695	(21,577)

	Norwegian Krone	Sell	10/19/11	137,846	149,472	11,626

	Polish Zloty	Sell	10/19/11	71,214	77,775	6,561

	Russian Ruble	Buy	10/19/11	4,715	5,126	(411)

	Singapore Dollar	Buy	10/19/11	436,092	469,435	(33,343)

	South African Rand	Buy	10/19/11	223,552	251,041	(27,489)

	South Korean Won	Sell	10/19/11	26,124	28,548	2,424

	Swedish Krona	Buy	10/19/11	1,331,760	1,425,239	(93,479)

	Swiss Franc	Sell	10/19/11	505,682	532,717	27,035

	Taiwan Dollar	Sell	10/19/11	355,895	372,315	16,420

	Thai Baht	Buy	10/19/11	38,297	39,670	(1,373)

	Turkish Lira	Buy	10/19/11	71,170	74,969	(3,799)

UBS AG

	Australian Dollar	Sell	10/19/11	2,057,857	2,201,369	143,512

	Brazilian Real	Buy	10/19/11	559,918	634,094	(74,176)

	British Pound	Buy	10/19/11	8,814,550	8,978,795	(164,245)

	Canadian Dollar	Buy	10/19/11	1,145,645	1,206,636	(60,991)

	Czech Koruna	Buy	10/19/11	315,069	332,796	(17,727)

	Euro	Sell	10/19/11	4,757,843	4,974,689	216,846

	Hungarian Forint	Buy	10/19/11	152,042	167,979	(15,937)

	Indian Rupee	Buy	10/19/11	177,354	187,693	(10,339)

	Japanese Yen	Buy	10/19/11	2,801,039	2,784,590	16,449

	Mexican Peso	Sell	10/19/11	839,310	931,784	92,474

	New Zealand Dollar	Sell	10/19/11	43,997	47,978	3,981

	Norwegian Krone	Buy	10/19/11	2,812,490	3,053,359	(240,869)

	Polish Zloty	Buy	10/19/11	660,022	721,204	(61,182)

	Russian Ruble	Sell	10/19/11	2,880	3,136	256

	Singapore Dollar	Buy	10/19/11	428,362	460,886	(32,524)

	South African Rand	Buy	10/19/11	233,037	261,446	(28,409)

	South Korean Won	Sell	10/19/11	370,334	401,475	31,141

	Swedish Krona	Buy	10/19/11	1,894,878	2,029,026	(134,148)

	Swiss Franc	Sell	10/19/11	1,151,677	1,213,363	61,686

	Taiwan Dollar	Buy	10/19/11	342,512	358,252	(15,740)

	Thai Baht	Sell	10/19/11	15,307	15,393	86

	Turkish Lira	Buy	10/19/11	2,095	2,208	(113)

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $177,472,827) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp.

	Australian Dollar	Buy	10/19/11	$918,271	$991,076	$(72,805)

	British Pound	Buy	10/19/11	1,123,550	1,143,466	(19,916)

	Canadian Dollar	Buy	10/19/11	518,006	545,566	(27,560)

	Euro	Buy	10/19/11	2,328,710	2,426,025	(97,315)

	Japanese Yen	Sell	10/19/11	2,985,861	2,967,657	(18,204)

	New Zealand Dollar	Buy	10/19/11	110,488	120,408	(9,920)

	Norwegian Krone	Sell	10/19/11	997,867	1,083,312	85,445

	Swedish Krona	Sell	10/19/11	805,691	862,703	57,012

	Swiss Franc	Buy	10/19/11	497,174	523,731	(26,557)

Total						$688,356

FUTURES CONTRACTS OUTSTANDING at 9/30/11

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	20	$1,858,128	Dec-11	$3,411

Canadian Government Bond
10 yr (Long)	2	254,617	Dec-11	4,110

Canadian Government Bond
10 yr (Short)	12	1,527,701	Dec-11	(9,429)

Euro STOXX 50 Index (Long)	116	3,356,290	Dec-11	(10,845)

Euro-Swiss Franc 3 Month (Short)	9	2,485,835	Dec-11	(16,406)

Euro-Swiss Franc 3 Month (Short)	22	6,078,308	Dec-12	(91,668)

Euro-Swiss Franc 3 Month (Short)	22	6,081,953	Jun-12	(73,831)

Euro-Swiss Franc 3 Month (Short)	22	6,080,738	Mar-12	(58,258)

FTSE 100 Index (Long)	99	7,873,112	Dec-11	(232,940)

Japanese Government Bond
10 yr (Long)	7	12,915,742	Dec-11	(43,111)

Japanese Government Bond
10 yr Mini (Long)	10	1,845,236	Dec-11	(5,889)

Japanese Government Bond
10 yr Mini (Short)	6	1,107,141	Dec-11	3,472

MSCI EAFE Index Mini (Short)	339	22,824,870	Dec-11	194,109

Russell 2000 Index Mini (Long)	168	10,777,200	Dec-11	(941,865)

Russell 2000 Index Mini (Short)	58	3,720,700	Dec-11	366,154

S&P 500 Index (Long)	12	3,378,000	Dec-11	(109,460)

S&P 500 Index E-Mini (Short)	995	56,018,500	Dec-11	3,044,040

S&P Mid Cap 400 Index E-Mini (Long)	6	467,340	Dec-11	(20,202)

S&P Mid Cap 400 Index E-Mini (Short)	18	1,402,020	Dec-11	135,684

S&P/TSX 60 Index (Short)	10	1,273,372	Dec-11	110,435

SPI 200 Index (Short)	19	1,843,286	Dec-11	45,077

Tokyo Price Index (Short)	61	5,994,357	Dec-11	(104,812)

U.K. Gilt 10 yr (Short)	2	406,154	Dec-11	(7,567)

U.S. Treasury Bond 20 yr (Long)	264	37,653,000	Dec-11	1,457,826

U.S. Treasury Bond 20 yr (Short)	10	1,426,250	Dec-11	(32,394)

FUTURES CONTRACTS OUTSTANDING at 9/30/11 cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	60	$9,517,500	Dec-11	$956,605

U.S. Treasury Note 2 yr (Long)	287	63,198,297	Dec-11	(62,108)

U.S. Treasury Note 2 yr (Short)	40	8,808,125	Dec-11	9,924

U.S. Treasury Note 5 yr (Long)	181	22,169,672	Dec-11	27,336

U.S. Treasury Note 10 yr (Short)	103	13,399,656	Dec-11	(108,689)

Total				$4,428,709

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $7,192,518)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 5.35%
versus the three month USD-LIBOR-BBA maturing
August 8, 2026.	$526,281	Aug-16/5.35	$14,078

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 8, 2026.	526,281	Aug-16/4.35	70,758

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 5, 2026.	2,241,541	Aug-16/4.28	96,086

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 5, 2026.	2,241,541	Aug-16/4.28	291,938

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 3, 2026.	2,275,397	Aug-16/4.68	80,094

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 3, 2026.	2,275,397	Aug-16/4.68	351,776

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2, 2026.	1,896,164	Jul-16/4.67	66,935

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2, 2026.	1,896,164	Jul-16/4.67	292,009

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 1, 2026.	1,896,164	Jul-16/4.80	62,763

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 1, 2026.	1,896,164	Jul-16/4.80	307,937

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $7,192,518) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 28, 2026.	$758,466	Jul-16/4.80	$25,105

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 28, 2026.	758,466	Jul-16/4.80	123,175

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 27, 2026.	1,896,164	Jul-16/4.815	62,194

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 27, 2026.	1,896,164	Jul-16/4.815	309,833

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 26, 2026.	1,780,510	Jul-16/4.79	60,609

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 26, 2026.	1,780,510	Jul-16/4.79	288,674

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 22, 2026.	1,890,634	Jul-16/4.74	65,756

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 22, 2026.	1,890,634	Jul-16/4.74	300,478

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.86% versus the
three month USD-LIBOR-BBA maturing July 1, 2026.	1,206,318	Jun-16/5.86	25,743

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.86% versus the
three month USD-LIBOR-BBA maturing July 1, 2026.	1,206,318	Jun-16/4.86	201,455

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.61% versus the
three month USD-LIBOR-BBA maturing June 24, 2021.	2,236,010	Jun-16/4.61	42,059

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.61% versus the
three month USD-LIBOR-BBA maturing June 24, 2021.	2,236,010	Jun-16/4.61	196,478

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing June 14, 2026.	5,083,787	Jun-16/4.77	165,884

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing June 14, 2026.	5,083,787	Jun-16/4.77	816,761

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $7,192,518) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.64% versus
the three month USD-LIBOR-BBA maturing
June 13, 2021.	$5,700,000	Jun-16/4.64	$105,222

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 5.655%
versus the three month USD-LIBOR-BBA maturing
June 13, 2021.	10,600,000	Jun-16/5.655	121,900

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 5.155%
versus the three month USD-LIBOR-BBA maturing
June 13, 2021.	9,900,000	Jun-16/5.155	148,203

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.64% versus the
three month USD-LIBOR-BBA maturing June 13, 2021.	5,700,000	Jun-16/4.64	508,098

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 3.655%
versus the three month USD-LIBOR-BBA maturing
June 13, 2021.	10,600,000	Jun-16/3.655	596,780

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.155% versus the
three month USD-LIBOR-BBA maturing June 13, 2021.	9,900,000	Jun-16/4.155	716,265

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.815% versus the three month USD-LIBOR-BBA
maturing June 10, 2026.	3,167,162	Jun-16/4.815	104,105

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.815% versus the three month USD-LIBOR-BBA
maturing June 10, 2026.	3,167,162	Jun-16/4.815	520,555

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 5, 2024.	1,405,992	Aug-14/4.20	36,401

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 5, 2024.	1,405,992	Aug-14/4.20	192,747

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 31, 2024.	1,171,660	Jul-14/4.19	30,334

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 31, 2024.	1,171,660	Jul-14/4.19	160,225

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	468,664	Jul-14/4.34	11,037

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $7,192,518) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	$1,171,660	Jul-14/4.35	$27,417

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	468,664	Jul-14/4.34	68,945

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	1,171,660	Jul-14/4.35	173,183

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 29, 2024.	1,171,663	Jul-14/4.3725	26,960

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 29, 2024.	1,171,663	Jul-14/4.3725	175,175

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing July 24, 2024.	1,100,196	Jul-14/4.36	25,404

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.36%
versus the three month USD-LIBOR-BBA maturing
July 24, 2024.	1,100,196	Jul-14/4.36	163,643

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing July 23, 2024.	1,168,242	Jul-14/4.29	28,155

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.29%
versus the three month USD-LIBOR-BBA maturing
July 23, 2024.	1,168,242	Jul-14/4.29	168,017

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 14, 2016.	6,791,020	Dec-11/1.29	35,042

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 14, 2016.	6,791,020	Dec-11/1.29	55,211

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 16, 2041.	9,143,400	Nov-11/3.425	35,659

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 16, 2041.	9,143,400	Nov-11/3.425	1,406,348

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $7,192,518) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 2.47%
versus the three month USD-LIBOR-BBA maturing
October 11, 2016.	$4,433,660	Oct-11/2.47	$—

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 1.97%
versus the three month USD-LIBOR-BBA maturing
October 11, 2016.	4,433,660	Oct-11/1.97	151,143

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.064% versus
the three month USD-LIBOR-BBA maturing October 7, 2041.	1,852,429	Oct-11/4.064	—

Total			$10,110,752

TBA SALE COMMITMENTS OUTSTANDING at 9/30/11 (proceeds receivable $1,091,836)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 5 1/2s,
October 1, 2041	$1,000,000	10/13/11	$1,085,391

Total			$1,085,391

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$6,522,500	$—	9/23/13	3 month USD-
				LIBOR-BBA	0.45%	$(15,648)

	3,925,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.5075%	(5,060)

	938,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1825%	6,444

	4,639,000	—	10/3/13	3 month USD-
				LIBOR-BBA	0.54875%	(2,598)

CAD	475,000	—	9/14/21	2.4075%	3 month CAD-
					BA-CDOR	89

JPY	262,000,000	—	9/21/21	0.98375%	6 month JPY-
					LIBOR-BBA	11,530

Barclays Bank PLC
	$109,000	—	9/15/20	2.032%	3 month USD-
					LIBOR-BBA	(460)

	2,883,500	—	9/19/20	2.12%	3 month USD-
					LIBOR-BBA	(32,497)

	5,214,500	—	9/19/13	3 month USD-
				LIBOR-BBA	0.51%	(6,167)

	987,000	—	9/19/41	3 month USD-
				LIBOR-BBA	3.035%	71,513

	1,414,000	—	9/20/20	2.136%	3 month USD-
					LIBOR-BBA	(17,753)

	5,446,400	—	9/21/13	3 month USD-
				LIBOR-BBA	0.4925%	(8,524)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$5,802,800	$—	9/22/13	0.4775%	3 month USD-
				LIBOR-BBA	$10,859

658,000	—	9/22/41	3 month USD-
			LIBOR-BBA	2.975%	39,227

3,925,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.50625%	(5,187)

8,478,000	—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	(9,432)

7,371,000	—	9/28/21	2.041%	3 month USD-
				LIBOR-BBA	44,301

34,912,000	—	9/28/13	3 month USD-
			LIBOR-BBA	0.511043%	(44,291)

56,000	—	9/29/41	3 month USD-
			LIBOR-BBA	2.857%	1,923

1,138,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.155%	5,029

10,965,000	—	9/30/13	3 month USD-
			LIBOR-BBA	0.53%	(9,951)

1,182,000	—	9/30/21	2.165%	3 month USD-
				LIBOR-BBA	(6,217)

5,400,000	—	6/20/41	3.91625%	3 month USD-
				LIBOR-BBA	(1,438,884)

745,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.543%	(503)

145,000	—	10/3/41	3 month USD-
			LIBOR-BBA	2.8175%	3,718

5,380,000	—	6/27/41	3 month USD-
			LIBOR-BBA	3.88882%	1,399,091

13,803,000	—	6/28/41	3 month USD-
			LIBOR-BBA	3.885%	3,577,131

930,000	—	6/28/41	3 month USD-
			LIBOR-BBA	3.88%	240,036

2,760,000	—	6/29/41	3 month USD-
			LIBOR-BBA	3.85488%	698,421

300,000	—	6/30/41	3 month USD-
			LIBOR-BBA	3.92%	80,019

1,265,000	—	7/12/41	4.0825%	3 month USD-
				LIBOR-BBA	(378,317)

2,985,000	—	7/13/41	3.948%	3 month USD-
				LIBOR-BBA	(807,643)

1,801,000	—	7/14/41	3.88%	3 month USD-
				LIBOR-BBA	(461,223)

748,000	—	7/20/41	3 month USD-
			LIBOR-BBA	3.888%	192,444

2,625,808	(40,437)	9/21/21	3 month USD-
			LIBOR-BBA	3.14%	211,153

1,220,000	—	7/25/41	3 month USD-
			LIBOR-BBA	3.97%	334,451

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$509,000	$—	7/28/41	3 month USD-
			LIBOR-BBA	3.9675%	$139,144

263,000	—	8/2/41	3.8925%	3 month USD-
				LIBOR-BBA	(67,616)

687,000	—	8/3/41	3.83375%	3 month USD-
				LIBOR-BBA	(168,064)

594,000	—	8/4/41	3.6108%	3 month USD-
				LIBOR-BBA	(117,280)

400,000	—	8/9/41	3.48375%	3 month USD-
				LIBOR-BBA	(68,089)

1,822,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.49%	312,530

463,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.575%	87,722

17,843,000	—	8/17/13	0.45%	3 month USD-
				LIBOR-BBA	35,698

3,932,000	—	8/17/41	3.343%	3 month USD-
				LIBOR-BBA	(549,934)

9,766,000	—	8/17/21	3 month USD-
			LIBOR-BBA	2.39%	287,867

2,304,000	—	8/23/21	2.23667%	3 month USD-
				LIBOR-BBA	(34,198)

1,392,000	—	9/6/20	2.231%	3 month USD-
				LIBOR-BBA	(30,067)

839,000	—	9/6/41	3.2375%	3 month USD-
				LIBOR-BBA	(97,390)

555,000	—	9/6/13	3 month USD-
			LIBOR-BBA	0.4925%	(776)

9,228,000	—	9/6/13	3 month USD-
			LIBOR-BBA	0.48875%	(13,594)

1,649,000	—	9/8/21	3 month USD-
			LIBOR-BBA	2.17%	12,239

1,649,000	—	9/8/21	3 month USD-
			LIBOR-BBA	2.18%	13,766

3,196,000	—	9/8/21	2.186%	3 month USD-
				LIBOR-BBA	(28,451)

1,961,000	—	9/8/41	3 month USD-
			LIBOR-BBA	2.958%	111,925

3,002,000	—	9/8/13	0.52875%	3 month USD-
				LIBOR-BBA	2,118

1,073,000	—	9/12/20	2.032%	3 month USD-
				LIBOR-BBA	(4,726)

10,514,000	—	9/13/13	0.52%	3 month USD-
				LIBOR-BBA	9,515

3,114,000	—	9/13/21	2.145%	3 month USD-
				LIBOR-BBA	(14,771)

701,000	—	9/13/41	2.975%	3 month USD-
				LIBOR-BBA	(42,262)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$3,019,000	$—	9/15/13	3 month USD-
				LIBOR-BBA	0.5275%	$(2,418)

EUR	8,750,000	—	6/15/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.67%	211,141

EUR	10,937,500	—	6/15/13	1.95%	3 month EUR-
					EURIBOR-
					REUTERS	(256,742)

EUR	884,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.532%	225

EUR	330,000	—	10/4/21	2.542%	6 month EUR-
					EURIBOR-
					REUTERS	(416)

GBP	1,312,000	—	9/26/21	6 month GBP-
				LIBOR-BBA	2.54%	(9,981)

Citibank, N.A.
	$2,128,000	—	9/23/13	3 month USD-
				LIBOR-BBA	0.459%	(4,739)

	749,000	—	9/23/21	3 month USD-
				LIBOR-BBA	2.136%	2,341

	11,959,000	5,924	9/26/13	3 month USD-
				LIBOR-BBA	0.49%	(13,709)

	12,563,200	(64,546)	9/26/18	3 month USD-
				LIBOR-BBA	1.62%	(128,301)

	680,100	(8,018)	9/26/21	3 month USD-
				LIBOR-BBA	2.09%	(8,942)

	12,177,000	—	10/3/13	0.55625%	3 month USD-
					LIBOR-BBA	4,993

	10,237,000	—	10/3/20	3 month USD-
				LIBOR-BBA	2.04%	35,420

	9,276,500	—	10/3/21	2.159%	3 month USD-
					LIBOR-BBA	(41,002)

	585,000	—	10/3/41	3 month USD-
				LIBOR-BBA	2.804%	13,424

	16,600,000	—	7/8/13	3 month USD-
				LIBOR-BBA	0.675%	50,099

	600,000	—	7/8/21	3.2325%	3 month USD-
					LIBOR-BBA	(66,379)

	1,200,000	—	7/8/41	3 month USD-
				LIBOR-BBA	4.0425%	349,164

	16,500,000	—	8/5/13	3 month USD-
				LIBOR-BBA	0.5725%	10,193

	7,300,000	—	8/5/16	1.505%	3 month USD-
					LIBOR-BBA	(114,510)

	3,300,000	—	8/5/21	3 month USD-
				LIBOR-BBA	2.725%	202,667

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$300,000	$—	8/5/41	3 month USD-
				LIBOR-BBA	3.5875%	$57,731

	471,000	—	8/8/41	3.5825%	3 month USD-
					LIBOR-BBA	(90,022)

	880,000	—	8/8/41	3.517%	3 month USD-
					LIBOR-BBA	(156,036)

	15,800,000	—	9/9/13	3 month USD-
				LIBOR-BBA	0.525%	(12,372)

	14,600,000	—	9/9/16	1.1925%	3 month USD-
					LIBOR-BBA	26,822

	1,400,000	—	9/9/21	3 month USD-
				LIBOR-BBA	2.225%	17,393

	200,000	—	9/9/41	3.05%	3 month USD-
					LIBOR-BBA	(15,274)

SEK	3,012,000	—	10/3/21	2.555%	3 month SEK-
					STIBOR-SIDE	(2,693)

SEK	3,025,000	—	10/4/21	2.5%	3 month SEK-
					STIBOR-SIDE	(497)

SEK	9,164,000	—	7/8/16	3.275%	3 month SEK-
					STIBOR-SIDE	(68,644)

SEK	9,517,000	—	7/11/16	3.2825%	3 month SEK-
					STIBOR-SIDE	(71,732)

Credit Suisse International
	$391,000	—	9/20/13	0.52125%	3 month USD-
					LIBOR-BBA	371

	8,335,600	—	9/21/13	0.5%	3 month USD-
					LIBOR-BBA	11,662

	7,578,000	—	9/29/13	3 month USD-
				LIBOR-BBA	0.52375%	(7,739)

	14,331,800	—	10/3/20	3 month USD-
				LIBOR-BBA	2.055%	67,646

	12,987,100	—	10/3/21	2.172%	3 month USD-
					LIBOR-BBA	(72,858)

	368,000	—	8/18/41	3.3688%	3 month USD-
					LIBOR-BBA	(53,439)

	149,000	—	8/24/41	3.0775%	3 month USD-
					LIBOR-BBA	(12,416)

	9,929,800	—	8/31/13	3 month USD-
				LIBOR-BBA	0.493%	(13,019)

	32,292,900	—	8/31/13	3 month USD-
				LIBOR-BBA	0.5125%	(29,802)

	11,640,200	—	8/31/21	2.43125%	3 month USD-
					LIBOR-BBA	(377,120)

	3,208,500	—	8/31/41	3 month USD-
				LIBOR-BBA	3.264%	394,909

	372,000	—	9/14/41	3 month USD-
				LIBOR-BBA	2.944%	19,972

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$1,749,000	$—	9/14/13	3 month USD-
				LIBOR-BBA	0.53875%	$(972)

CHF	1,760,000	—	9/28/21	6 month CHF-
				LIBOR-BBA	1.405%	(9,772)

Deutsche Bank AG
	$825,000	—	9/14/41	3 month USD-
				LIBOR-BBA	2.95%	45,335

	2,341,000	—	9/19/14	3 month USD-
				LIBOR-BBA	0.6625%	(4,396)

	4,016,000	—	9/27/18	3 month USD-
				LIBOR-BBA	1.515%	(48,922)

	8,478,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(9,347)

	1,704,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.165%	9,099

	20,352,000	—	6/10/41	3.97%	3 month USD-
					LIBOR-BBA	(5,673,591)

	635,936	—	6/10/41	3.95%	3 month USD-
					LIBOR-BBA	(174,584)

	938,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1875%	6,876

	16,379,200	—	10/3/20	3 month USD-
				LIBOR-BBA	2.034%	48,482

	14,842,400	—	10/3/21	2.153%	3 month USD-
					LIBOR-BBA	(57,292)

	1,188,000	—	10/4/13	3 month USD-
				LIBOR-BBA	0.56125%	(391)

	25,032,800	38,094	7/18/21	3 month USD-
				LIBOR-BBA	3.04%	2,340,965

	4,235,300	2,260	7/18/14	3 month USD-
				LIBOR-BBA	0.96%	39,655

	768,000	—	7/27/41	3.95%	3 month USD-
					LIBOR-BBA	(207,191)

	55,751,500	56,322	8/1/15	1.37%	3 month USD-
					LIBOR-BBA	(953,507)

	293,748	—	8/9/41	3.55%	3 month USD-
					LIBOR-BBA	(54,105)

	15,537,700	—	8/12/16	3 month USD-
				LIBOR-BBA	1.255%	46,745

	2,938,500	—	8/12/41	3.32%	3 month USD-
					LIBOR-BBA	(397,900)

	1,979,300	—	8/15/41	3.300791%	3 month USD-
					LIBOR-BBA	(259,514)

	2,344,600	—	8/16/21	3 month USD-
				LIBOR-BBA	2.4775%	88,265

	4,887,500	—	8/16/16	3 month USD-
				LIBOR-BBA	1.24%	9,870

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$1,718,500	$—	8/16/21	2.435%	3 month USD-
				LIBOR-BBA	$(57,936)

223,000	—	8/16/41	3 month USD-
			LIBOR-BBA	3.36%	32,005

9,441,100	—	8/17/18	1.84%	3 month USD-
				LIBOR-BBA	(118,903)

2,688,700	—	8/22/21	3 month USD-
			LIBOR-BBA	2.218%	35,442

2,934,300	—	8/24/16	1.23%	3 month USD-
				LIBOR-BBA	(2,960)

4,924,500	—	8/24/21	2.271%	3 month USD-
				LIBOR-BBA	(88,289)

3,162,600	—	8/24/41	3 month USD-
			LIBOR-BBA	3.081%	265,851

29,136,600	—	8/30/13	3 month USD-
			LIBOR-BBA	0.5075%	(30,088)

4,486,600	—	8/30/21	2.4075%	3 month USD-
				LIBOR-BBA	(134,386)

923,000	—	8/30/41	3 month USD-
			LIBOR-BBA	3.2425%	108,645

6,775,600	—	8/31/13	3 month USD-
			LIBOR-BBA	0.4925%	(8,954)

1,953,500	—	9/12/13	3 month USD-
			LIBOR-BBA	0.5%	(2,526)

4,807,900	—	9/12/21	3 month USD-
			LIBOR-BBA	2.2125%	52,983

2,512,500	—	9/12/41	3.065%	3 month USD-
				LIBOR-BBA	(199,266)

2,255,000	—	9/14/16	1.175%	3 month USD-
				LIBOR-BBA	6,781

Goldman Sachs International
2,883,500	—	9/19/20	2.13375%	3 month USD-
				LIBOR-BBA	(35,797)

5,214,500	—	9/19/13	3 month USD-
			LIBOR-BBA	0.515%	(5,538)

987,000	—	9/19/41	3 month USD-
			LIBOR-BBA	3.05%	74,627

460,000	—	9/20/41	3.065%	3 month USD-
				LIBOR-BBA	(36,202)

6,087,400	—	9/21/13	0.5%	3 month USD-
				LIBOR-BBA	8,516

4,211,200	—	9/22/13	0.478%	3 month USD-
				LIBOR-BBA	7,745

5,693,500	—	9/23/13	3 month USD-
			LIBOR-BBA	0.4525%	(13,371)

3,164,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.50625%	(4,143)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$1,798,000	$—	9/26/21	3 month USD-
			LIBOR-BBA	1.93875%	$(27,510)

5,510,687	(200,313)	9/29/41	3 month USD-
			LIBOR-BBA	3.99%	1,301,632

592,000	—	9/28/41	3 month USD-
			LIBOR-BBA	2.69625%	346

10,049,000	—	9/28/13	3 month USD-
			LIBOR-BBA	0.5125%	(12,436)

1,057,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.15125%	4,312

878,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.558%	(325)

1,653,000	—	7/1/41	3 month USD-
			LIBOR-BBA	4.02625%	476,291

5,226,000	—	7/19/21	3 month USD-
			LIBOR-BBA	3.075%	497,289

24,078,000	(10,236)	7/20/16	3 month USD-
			LIBOR-BBA	1.79%	727,052

250,000	—	7/21/41	3.935%	3 month USD-
				LIBOR-BBA	(66,777)

1,708,000	—	7/25/21	3 month USD-
			LIBOR-BBA	3.0675%	160,494

180,000	—	7/25/41	3 month USD-
			LIBOR-BBA	3.9325%	47,920

2,379,000	—	7/25/21	3 month USD-
			LIBOR-BBA	3.127%	236,651

2,032,000	—	7/26/41	3 month USD-
			LIBOR-BBA	3.93625%	542,374

950,000	—	7/28/41	3.935%	3 month USD-
				LIBOR-BBA	(253,185)

820,000	—	8/2/41	3.8725%	3 month USD-
				LIBOR-BBA	(207,354)

985,000	—	8/2/41	3.81625%	3 month USD-
				LIBOR-BBA	(237,384)

852,000	—	8/3/41	3.754%	3 month USD-
				LIBOR-BBA	(194,074)

671,000	—	8/4/41	3.718%	3 month USD-
				LIBOR-BBA	(147,668)

895,000	—	8/4/41	3.711%	3 month USD-
				LIBOR-BBA	(195,647)

840,000	—	8/4/41	3.6225%	3 month USD-
				LIBOR-BBA	(167,932)

385,000	—	8/5/41	3.593%	3 month USD-
				LIBOR-BBA	(74,534)

400,000	—	8/9/41	3.48375%	3 month USD-
				LIBOR-BBA	(68,089)

694,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.54%	126,359

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$781,000	$—	8/10/41	3.435%	3 month USD-
					LIBOR-BBA	$(124,842)

	18,040,000	(51,875)	8/11/21	2.55%	3 month USD-
					LIBOR-BBA	(859,296)

	233,700	—	8/15/41	3.2475%	3 month USD-
					LIBOR-BBA	(28,015)

	1,033,800	—	8/15/41	3.365%	3 month USD-
					LIBOR-BBA	(149,545)

	4,689,200	—	8/16/21	3 month USD-
				LIBOR-BBA	2.47%	173,251

	180,000	—	8/24/41	3 month USD-
				LIBOR-BBA	3.075%	14,903

	10,700,000	—	8/24/16	1.235%	3 month USD-
					LIBOR-BBA	(13,415)

	4,470,000	—	8/24/21	3 month USD-
				LIBOR-BBA	2.2625%	76,615

	7,534,000	—	8/30/13	3 month USD-
				LIBOR-BBA	0.48375%	(11,342)

	2,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(60,296)

	532,000	—	9/1/20	2.225%	3 month USD-
					LIBOR-BBA	(11,450)

	752,000	—	9/1/41	3.195%	3 month USD-
					LIBOR-BBA	(80,856)

	782,000	—	9/1/13	3 month USD-
				LIBOR-BBA	0.4975%	(984)

	693,000	—	9/6/21	2.2575%	3 month USD-
					LIBOR-BBA	(10,837)

	3,427,000	—	9/13/13	0.52125%	3 month USD-
					LIBOR-BBA	3,007

	114,000	—	9/13/41	3 month USD-
				LIBOR-BBA	3.023%	8,025

EUR	2,180,000	—	6/21/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.632%	50,071

EUR	1,300,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	1,945

KRW	7,312,000,000	—	7/11/16	4.035%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(169,222)

KRW	2,483,797,000	—	8/2/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.845%	38,815

SEK	2,050,000	—	9/9/21	2.65%	3 month SEK-
					STIBOR-SIDE	(4,409)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
$8,478,000	$—	9/27/13	3 month USD-
			LIBOR-BBA	0.5175%	$(9,347)

3,946,361	—	6/10/26	3.591%	3 month USD-
				LIBOR-BBA	(609,454)

2,950,000	—	7/19/21	3.074%	3 month USD-
				LIBOR-BBA	(280,441)

2,195,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.18%	14,752

930,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.203%	8,148

1,758,000	—	10/3/21	3 month USD-
			LIBOR-BBA	2.184%	11,814

3,698,000	—	10/4/13	3 month USD-
			LIBOR-BBA	0.58%	156

43,988,600	61,653	8/3/15	1.23%	3 month USD-
				LIBOR-BBA	(489,529)

734,000	—	8/8/41	3.466%	3 month USD-
				LIBOR-BBA	(122,247)

440,000	—	8/8/41	3.4275%	3 month USD-
				LIBOR-BBA	(69,706)

304,000	—	8/9/41	3.485%	3 month USD-
				LIBOR-BBA	(51,824)

5,903,000	—	8/19/13	0.4475%	3 month USD-
				LIBOR-BBA	12,186

231,000	—	8/19/41	3.299%	3 month USD-
				LIBOR-BBA	(30,126)

29,709,700	(3,182)	8/19/13	0.44%	3 month USD-
				LIBOR-BBA	62,598

30,492,900	146,241	8/19/20	2.18%	3 month USD-
				LIBOR-BBA	(425,498)

5,338,000	—	8/23/13	0.485%	3 month USD-
				LIBOR-BBA	7,331

2,206,000	—	8/23/41	3 month USD-
			LIBOR-BBA	3.088%	188,881

684,000	—	8/30/21	3 month USD-
			LIBOR-BBA	2.4225%	21,433

5,420,500	—	8/31/13	3 month USD-
			LIBOR-BBA	0.5%	(6,354)

4,498,000	—	9/2/13	0.486%	3 month USD-
				LIBOR-BBA	6,725

850,000	—	9/2/41	3 month USD-
			LIBOR-BBA	3.187%	89,891

3,383,000	—	9/14/21	3 month USD-
			LIBOR-BBA	2.124%	9,205

368,000	—	9/14/13	0.535%	3 month USD-
				LIBOR-BBA	232

3,666,000	—	9/14/21	2.1575%	3 month USD-
				LIBOR-BBA	(21,288)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$260,000	$—	9/15/41	2.984%	3 month USD-
					LIBOR-BBA	$(16,126)

	800,000	—	9/19/16	3 month USD-
				LIBOR-BBA	1.231%	(461)

CAD	1,733,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	3,585

CAD	2,813,000	—	9/21/21	3 month CAD-
				BA-CDOR	2.3911%	(5,820)

CAD	686,000	—	9/27/21	3 month CAD-
				BA-CDOR	2.415%	(247)

EUR	8,750,000	—	6/13/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.74%	221,984

EUR	8,750,000	—	6/13/13	1.9865%	3 month EUR-
					EURIBOR-
					REUTERS	(213,192)

JPY	94,000,000	—	9/12/21	1.02375%	6 month JPY-
					LIBOR-BBA	(1,254)

UBS, AG
	$34,000,000	—	6/9/15	1.465%	3 month USD-
					LIBOR-BBA	(844,966)

Total						$(3,293,286)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
baskets	141,440	7/30/12	3 month	A basket (GDX)	$(410,484)
			USD-LIBOR-BBA	of common stocks

Barclays Bank PLC
	$1,402,956	1/12/40	4.50% (1 month	Synthetic MBX	(1,669)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

	2,713,764	1/12/41	5.00% (1 month	Synthetic MBX	(7,612)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	319,190	1/12/41	4.50% (1 month	Synthetic MBX	(529)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

	124,691	1/12/41	5.00% (1 month	Synthetic MBX	(350)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$23,053	1/12/41	4.50% (1 month	Synthetic MBX	$(38)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

	25,756	1/12/40	5.00% (1 month	Synthetic MBX	(68)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	84,423	1/12/40	5.00% (1 month	Synthetic MBX	(223)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	60,813	1/12/40	5.00% (1 month	Synthetic MBX	(161)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	1,206,797	1/12/41	5.00% (1 month	Synthetic TRS	(25,319)
			USD-LIBOR)	Index 5.00%
				30 year Ginnie
				Mae II pools

	96,533	1/12/40	(5.00%) 1 month	Synthetic TRS	1,331
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

Citibank, N.A.
units	87	4/11/12	3 month	Russell 1000	11,467
			USD-LIBOR-BBA	Total Return Index
			minus 0.05%

	$1,317,050	1/12/41	5.00% (1 month	Synthetic MBX	(3,694)
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

baskets	273	4/11/12	(3 month USD-	A basket	(2,645,297)
			LIBOR-BBA plus	(CGPUTQL1)
			0.10%)	of common stocks

units	6,046	4/11/12	3 month	Russell 2000	3,198,880
			USD-LIBOR-BBA	Total Return Index
			minus 0.05%

units	252	4/11/12	(3 month USD-	Russell 2000	138,183
			LIBOR-BBA)	Total Return Index

JPMorgan Chase Bank, N.A.
shares	269,208	10/20/11	(3 month USD-	iShares MSCI	(3,200,525)
			LIBOR-BBA plus	Emerging Markets
			5 bp)	Index

Total					$(2,946,108)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/11

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
DJ CDX NA HY Series
17 Version 1 Index	B+	$1,669,997	$16,805,000	12/20/16	500 bp	$(364,809)

Deutsche Bank AG
Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 440,000	9/20/13	715 bp	45,641

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 690,000	9/20/13	477 bp	26,190

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 690,000	9/20/13	535 bp	36,514

Goldman Sachs International
Lighthouse
International Co,
SA, 8%, 4/30/14	Ca	—	EUR 680,000	3/20/13	680 bp	(649,432)

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series
17 Version 1 Index	B+	755,747	$7,605,000	12/20/16	500 bp	(165,092)

Morgan Stanley Capital Services, Inc.
DJ iTraxx Europe
Crossover Series 12
Version 1	—	(23,121)	EUR 1,943,000	12/20/14	(500 bp)	99,976

Total						$(971,012)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2011. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$4,808,642	$3,556,930	$—

Capital goods	6,474,833	3,604,460	27,661

Communication services	6,061,735	2,364,015	—

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks cont.:

Conglomerates	$1,468,263	$270,501	$—

Consumer cyclicals	13,918,776	4,525,946	489

Consumer staples	10,383,168	4,658,756	—

Energy	11,294,402	2,479,029	—

Financials	14,339,561	6,736,646	—

Health care	14,074,043	3,788,223	—

Technology	18,594,159	910,903	—

Transportation	776,369	1,146,103	—

Utilities and power	3,788,153	1,605,954	—

Total common stocks	$105,982,104	$35,647,466	$28,150

Asset-backed securities	$—	$10,668,998	$—

Commodity linked notes	—	5,539,434	—

Convertible bonds and notes	—	196,667	—

Convertible preferred stocks	—	408,146	—

Corporate bonds and notes	—	124,979,612	120,832

Foreign government bonds and notes	—	12,333,849	—

Investment companies	14,062,873	—	—

Mortgage-backed securities	—	40,203,064	—

Municipal bonds and notes	—	176,943	—

Preferred stocks	—	376,060	—

Purchased options outstanding	—	8,675,723	—

Senior loans	—	3,398,372	—

U.S. Government and agency mortgage obligations	—	134,858,851	—

U.S. treasury obligations	—	1,733,820	—

Warrants	—	138	8,376

Short-term investments	105,375,219	73,385,354	—

Totals by level	$225,420,196	$452,582,497	$157,358

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$688,356	$—

Futures contracts	4,428,709	—	—

Written options	—	(10,110,752)	—

TBA sale commitments	—	(1,085,391)	—

Interest rate swap contracts	—	(3,225,173)	—

Total return swap contracts	—	(2,946,108)	—

Credit default contracts	—	(3,373,635)	—

Totals by level	$4,428,709	$(20,052,703)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/11

ASSETS

Investment in securities, at value, including $13,457,009 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $541,882,986)	$560,234,257
Affiliated issuers (identified cost $117,925,794) (Notes 1 and 6)	117,925,794

Cash	137,784

Foreign currency (cost $17,044) (Note 1)	16,693

Dividends, interest and other receivables	3,682,313

Receivable for shares of the fund sold	3,515,423

Receivable for investments sold	9,428,455

Receivable for sales of delayed delivery securities (Note 1)	1,220,544

Unrealized appreciation on swap contracts (Note 1)	21,348,418

Receivable for variation margin (Note 1)	2,135,519

Unrealized appreciation on forward currency contracts (Note 1)	4,911,030

Premium paid on swap contracts (Note 1)	401,728

Total assets	724,957,958

LIABILITIES

Payable for investments purchased	6,749,001

Payable for purchases of delayed delivery securities (Note 1)	134,230,802

Payable for shares of the fund repurchased	4,075,795

Payable for compensation of Manager (Note 2)	231,090

Payable for investor servicing fees (Note 2)	69,932

Payable for custodian fees (Note 2)	130,815

Payable for Trustee compensation and expenses (Note 2)	147,464

Payable for administrative services (Note 2)	2,498

Payable for distribution fees (Note 2)	299,627

Unrealized depreciation on forward currency contracts (Note 1)	4,222,674

Written options outstanding, at value (premiums received $7,192,518) (Notes 1 and 3)	10,110,752

Premium received on swap contracts (Note 1)	2,736,238

Unrealized depreciation on swap contracts (Note 1)	28,558,824

TBA sale commitments, at value (proceeds receivable $1,091,836) (Note 1)	1,085,391

Collateral on securities loaned, at value (Note 1)	14,160,575

Collateral on certain derivative contracts, at value (Note 1)	3,907,743

Other accrued expenses	252,021

Total liabilities	210,971,242

Net assets	$513,986,716

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$543,771,425

Distributions in excess of net investment income (Note 1)	(2,704,433)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(40,437,500)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	13,357,224

Total — Representing net assets applicable to capital shares outstanding	$513,986,716

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($352,757,490 divided by 39,937,995 shares)	$8.83

Offering price per class A share (100/94.25 of $8.83)*	$9.37

Net asset value and offering price per class B share ($26,067,644 divided by 2,970,936 shares)**	$8.77

Net asset value and offering price per class C share ($43,702,640 divided by 4,995,345 shares)**	$8.75

Net asset value and redemption price per class M share ($7,505,307 divided by 857,230 shares)	$8.76

Offering price per class M share (100/96.50 of $8.76)*	$9.08

Net asset value, offering price and redemption price per class R share
($3,582,388 divided by 396,542 shares)	$9.03

Net asset value, offering price and redemption price per class Y share
($80,371,247 divided by 9,075,432 shares)	$8.86

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/11

INVESTMENT INCOME

Interest (net of foreign tax of $26,747) (including interest income of $263,943
from investments in affiliated issuers) (Note 6)	$22,267,410

Dividends (net of foreign tax of $236,985)	6,608,671

Securities lending (Note 1)	86,903

Total investment income	28,962,984

EXPENSES

Compensation of Manager (Note 2)	4,920,558

Investor servicing fees (Note 2)	1,867,057

Custodian fees (Note 2)	271,352

Trustee compensation and expenses (Note 2)	77,493

Administrative services (Note 2)	27,215

Distribution fees — Class A (Note 2)	961,353

Distribution fees — Class B (Note 2)	303,903

Distribution fees — Class C (Note 2)	458,527

Distribution fees — Class M (Note 2)	63,508

Distribution fees — Class R (Note 2)	18,660

Other	418,157

Total expenses	9,387,783

Expense reduction (Note 2)	(29,707)

Net expenses	9,358,076

Net investment income	19,604,908

Net realized gain on investments (Notes 1 and 3)	79,937,398

Net realized loss on swap contracts (Note 1)	(20,587,365)

Net realized loss on futures contracts (Note 1)	(20,193,372)

Net realized loss on foreign currency transactions (Note 1)	(7,648,532)

Net realized loss on written options (Notes 1 and 3)	(355,196)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	559,043

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the year	(5,475,741)

Net gain on investments	26,236,235

Net increase in net assets resulting from operations	$45,841,143

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/11	Year ended 9/30/10

Operations:
Net investment income	$19,604,908	$33,187,345

Net realized gain on investments
and foreign currency transactions	31,152,933	131,674,991

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(4,916,698)	(52,900,794)

Net increase in net assets resulting from operations	45,841,143	111,961,542

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(13,844,909)	(19,833,612)

Class B	(899,015)	(1,696,442)

Class C	(1,296,737)	(1,981,194)

Class M	(266,043)	(455,370)

Class R	(120,858)	(156,135)

Class Y	(20,547,834)	(31,858,737)

Increase in capital from settlement payments	1,970	—

Redemption fees (Note 1)	—	2,002

Increase (decrease) from capital share transactions (Note 4)	(554,700,741)	15,468,184

Total increase (decrease) in net assets	(545,833,024)	71,450,238

NET ASSETS

Beginning of year	1,059,819,740	988,369,502

End of year (including distributions in excess of net investment income of $2,704,433 and undistributed net investment income
of $11,142,880, respectively)	$513,986,716	$1,059,819,740

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	turnover (%) [g]

Class A
September 30, 2011	$9.08	.20	(.12) [j]	.08	(.33)	(.33)	—	— [e,f]	$8.83	.84	$352,757	1.07	1.07	2.12	288
September 30, 2010	8.60	.28	.69	.97	(.49)	(.49)	— [e]	—	9.08	11.57	376,055	1.05 [d]	1.05 [d]	3.21 [d]	196
September 30, 2009	8.35	.22	.35	.57	(.32)	(.32)	— [e]	— [e,h]	8.60	7.52	359,937	1.28 [d,i]	1.17 [d]	3.00 [d]	292
September 30, 2008	9.84	.38	(1.54)	(1.16)	(.33)	(.33)	— [e]	—	8.35	(12.09)	403,932	1.15 [d]	1.15 [d]	4.06 [d]	170
September 30, 2007	9.59	.30	.25	.55	(.30)	(.30)	— [e]	—	9.84	5.76	492,125	1.15 [d]	1.15 [d]	3.09 [d]	151

Class B
September 30, 2011	$9.02	.13	(.11) [j]	.02	(.27)	(.27)	—	— [e,f]	$8.77	.09	$26,068	1.82	1.82	1.36	288
September 30, 2010	8.54	.22	.68	.90	(.42)	(.42)	— [e]	—	9.02	10.85	32,603	1.80 [d]	1.80 [d]	2.49 [d]	196
September 30, 2009	8.27	.17	.36	.53	(.26)	(.26)	— [e]	— [e,h]	8.54	7.02	37,157	2.03 [d,i]	1.92 [d]	2.24 [d]	292
September 30, 2008	9.75	.31	(1.53)	(1.22)	(.26)	(.26)	— [e]	—	8.27	(12.77)	48,764	1.90 [d]	1.90 [d]	3.31 [d]	170
September 30, 2007	9.50	.23	.24	.47	(.22)	(.22)	— [e]	—	9.75	5.00	73,813	1.90 [d]	1.90 [d]	2.36 [d]	151

Class C
September 30, 2011	$8.99	.13	(.10) [j]	.03	(.27)	(.27)	—	— [e,f]	$8.75	.22	$43,703	1.82	1.82	1.38	288
September 30, 2010	8.53	.21	.67	.88	(.42)	(.42)	— [e]	—	8.99	10.62	43,589	1.80 [d]	1.80 [d]	2.45 [d]	196
September 30, 2009	8.28	.17	.34	.51	(.26)	(.26)	— [e]	— [e,h]	8.53	6.79	40,389	2.03 [d,i]	1.92 [d]	2.25 [d]	292
September 30, 2008	9.76	.31	(1.53)	(1.22)	(.26)	(.26)	— [e]	—	8.28	(12.76)	47,692	1.90 [d]	1.90 [d]	3.31 [d]	170
September 30, 2007	9.49	.23	.26	.49	(.22)	(.22)	— [e]	—	9.76	5.21	56,647	1.90 [d]	1.90 [d]	2.34 [d]	151

Class M
September 30, 2011	$9.00	.15	(.10) [j]	.05	(.29)	(.29)	—	— [e,f]	$8.76	.43	$7,505	1.57	1.57	1.62	288
September 30, 2010	8.53	.24	.67	.91	(.44)	(.44)	— [e]	—	9.00	11.00	8,767	1.55 [d]	1.55 [d]	2.73 [d]	196
September 30, 2009	8.27	.19	.35	.54	(.28)	(.28)	— [e]	— [e,h]	8.53	7.18	8,859	1.78 [d,i]	1.67 [d]	2.55 [d]	292
September 30, 2008	9.75	.33	(1.53)	(1.20)	(.28)	(.28)	— [e]	—	8.27	(12.54)	10,452	1.65 [d]	1.65 [d]	3.55 [d]	170
September 30, 2007	9.50	.25	.25	.50	(.25)	(.25)	— [e]	—	9.75	5.27	12,409	1.65 [d]	1.65 [d]	2.59 [d]	151

Class R
September 30, 2011	$9.27	.18	(.11) [j]	.07	(.31)	(.31)	—	— [e,f]	$9.03	.68	$3,582	1.32	1.32	1.88	288
September 30, 2010	8.75	.26	.72	.98	(.46)	(.46)	— [e]	—	9.27	11.55	3,377	1.30 [d]	1.30 [d]	2.94 [d]	196
September 30, 2009	8.45	.21	.39	.60	(.30)	(.30)	— [e]	— [e,h]	8.75	7.74	2,594	1.53 [d,i]	1.42 [d]	2.71 [d]	292
September 30, 2008	9.95	.34	(1.53)	(1.19)	(.31)	(.31)	— [e]	—	8.45	(12.28)	3,127	1.40 [d]	1.40 [d]	3.66 [d]	170
September 30, 2007	9.67	.28	.27	.55	(.27)	(.27)	— [e]	—	9.95	5.77	1,251	1.40 [d]	1.40 [d]	2.84 [d]	151

Class Y
September 30, 2011	$9.10	.21	(.09) [j]	.12	(.36)	(.36)	—	— [e,f]	$8.86	1.21	$80,371.82		.82	2.26	288
September 30, 2010	8.62	.31	.68	.99	(.51)	(.51)	— [e]	—	9.10	11.85	595,429	.80 [d]	.80 [d]	3.45 [d]	196
September 30, 2009	8.34	.25	.37	.62	(.34)	(.34)	— [e]	— [e,h]	8.62	8.17	539,433	1.03 [d,i]	.92 [d]	3.29 [d]	292
September 30, 2008	9.83	.40	(1.54)	(1.14)	(.35)	(.35)	— [e]	—	8.34	(11.88)	470,161	.90 [d]	.90 [d]	4.30 [d]	170
September 30, 2007	9.57	.33	.25	.58	(.32)	(.32)	— [e]	—	9.83	6.14	463,781	.90 [d]	.90 [d]	3.34 [d]	151

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

100	101

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.05

September 30, 2008	0.01

September 30, 2007	0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

g Portfolio turnover excludes dollar roll transactions.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. which amounted to less than $0.01 per share outstanding as of May 31, 2009.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.11% of average net assets as of September 30, 2009.

j The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/11

Note 1: Significant accounting policies

Putnam Dynamic Asset Allocation Conservative Fund (the fund) (which will change its name from Putnam Asset Allocation: Conservative Portfolio effective November 30, 2011) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return consistent with preservation of capital. Total return is comprised of capital appreciation and income. The fund invests mainly in a diversified portfolio of fixed income investments, including both U.S. and foreign government obligations, corporate obligations and securitized debt instruments. The fund also invests, to a lesser extent, in a diversified portfolio of equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2010 through September 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

G) Futures contracts The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates, to hedge prepayment risk, to equitize cash and to manage exposure to market risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts ofapproximately 5,000 on futures contracts for the reporting period.

H) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned, and to enhance the return on securities owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $177,700,000 on purchased options contracts for the reporting period.

I) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $258,600,000 on forward currency contracts for the reporting period.

J) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets/countries and to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $85,100,000 on total return swap contracts for the reporting period.

K) Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,732,100,000 on interest rate swap contracts for the reporting period.

L) Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $68,700,000 on credit default swap contracts for the reporting period.

M) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,882,109 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

As of September 30, 2011, due to a decrease in the fund’s net asset value during the year, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At the close of the reporting period, the fund had a net asset position of $7,104,641 and a net liability position of $17,396,230 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $15,036,986. The fund intends to seek a waiver of or other relief from this provision, from the counterparties.

N) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

O) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

P) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

Q) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $13,490,755. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $14,160,575.

R) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

S) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

T) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting

Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2011, the fund had a capital loss carryover of $29,204,035 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$1,108,681	September 30, 2016

11,477,221	September 30, 2017

16,618,133	September 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2012 $6,206,436 of losses recognized during the period from November 1, 2010 to September 30, 2011.

U) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, the expiration of a capital loss carryover, unrealized and realized gains and losses on certain futures contracts, interest on payment-in-kind securities, realized gains and losses on passive foreign investment companies, straddle loss deferrals, income on swap contracts, amortization and accretion, interest only securities and distribution in excess. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $3,523,175 to decrease distributions in excess of net investment income and $27,256,609 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $23,733,434.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$44,389,274
Unrealized depreciation	(31,912,488)

Net unrealized appreciation	12,476,786
Capital loss carryforward	(29,204,035)
Post-October loss	(6,206,436)
Cost for federal income tax purposes	$665,683,265

V) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion,
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,062 under the expense offset arrangements and by $25,645 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $379, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $92,398 and $2,386 from the sale of class A and class M shares, respectively, and received $16,855 and $2,229 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $6 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,795,321,194 and $2,179,839,563, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums received

Written options outstanding at the	USD	331,733,120	$18,429,900
beginning of the reporting period

Options	USD	361,405,610	15,664,714
opened	CHF	61,480,000	67,123

Options	USD	(52,175,015)	(900,250)
exercised

Options	USD	(975,100)	(44,562)
expired

Options	USD	(475,974,676)	(25,957,284)
closed	CHF	(61,480,000)	(67,123)

Written options outstanding at the	USD	164,013,939	$7,192,518
end of the reporting period

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/11		Year ended 9/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	8,808,060	$81,562,405	8,445,962	$74,638,845

Shares issued in connection with
reinvestment of distributions	1,427,497	13,099,023	2,149,894	18,853,605

	10,235,557	94,661,428	10,595,856	93,492,450

Shares repurchased	(11,712,697)	(109,123,547)	(11,017,447)	(97,397,611)

Net decrease	(1,477,140)	$(14,462,119)	(421,591)	$(3,905,161)

	Year ended 9/30/11		Year ended 9/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	602,003	$5,548,500	608,032	$5,335,805

Shares issued in connection with
reinvestment of distributions	86,644	787,948	177,296	1,541,081

	688,647	6,336,448	785,328	6,876,886

Shares repurchased	(1,333,728)	(12,324,217)	(1,520,569)	(13,346,294)

Net decrease	(645,081)	$(5,987,769)	(735,241)	$(6,469,408)

	Year ended 9/30/11		Year ended 9/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	1,212,659	$11,159,143	1,029,626	$9,010,086

Shares issued in connection with
reinvestment of distributions	125,046	1,135,118	198,458	1,722,164

	1,337,705	12,294,261	1,228,084	10,732,250

Shares repurchased	(1,188,329)	(10,934,814)	(1,118,069)	(9,774,922)

Net increase	149,376	$1,359,447	110,015	$957,328

	Year ended 9/30/11		Year ended 9/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	142,112	$1,307,312	188,127	$1,648,954

Shares issued in connection with
reinvestment of distributions	28,145	255,809	49,669	431,402

	170,257	1,563,121	237,796	2,080,356

Shares repurchased	(286,972)	(2,643,266)	(302,021)	(2,640,883)

Net decrease	(116,715)	$(1,080,145)	(64,225)	$(560,527)

	Year ended 9/30/11		Year ended 9/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	178,518	$1,695,811	162,127	$1,448,117

Shares issued in connection with
reinvestment of distributions	12,669	118,710	17,482	156,135

	191,187	1,814,521	179,609	1,604,252

Shares repurchased	(159,070)	(1,507,997)	(111,529)	(998,153)

Net increase	32,117	$306,524	68,080	$606,099

	Year ended 9/30/11		Year ended 9/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	9,547,229	$88,891,972	10,160,729	$89,915,133

Shares issued in connection with
reinvestment of distributions	2,232,378	20,533,982	3,624,724	31,843,671

	11,779,607	109,425,954	13,785,453	121,758,804

Shares repurchased	(68,148,089)	(644,262,633)	(10,956,118)	(96,918,951)

Net increase (decrease)	(56,368,482)	$(534,836,679)	2,829,335	$24,839,853

At the close of the reporting period, a shareholder of record owned 6.5% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$231,442	Payables	$3,605,077

Foreign exchange
contracts	Receivables	4,911,030	Payables	4,222,674

Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
	appreciation /		appreciation /
Equity contracts	(depreciation)	7,252,543*	(depreciation)	7,676,430*

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
	appreciation /		appreciation /
Interest rate contracts	(depreciation)	29,143,788*	(depreciation)	31,888,988*

Total		$41,538,803		$47,393,169

*Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$4,320,001	$4,320,001

Foreign exchange
contracts	—	—	—	(7,575,030)	—	$(7,575,030)

Equity contracts	14,150	(96,359)	(12,586,522)	—	7,689,846	$(4,978,885)

Interest rate
contracts	(2,154,018)	—	(7,606,850)	—	(32,597,212)	$(42,358,080)

Total	$(2,139,868)	$(96,359)	$(20,193,372)	$(7,575,030)	$(20,587,365)	$(50,591,994)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(1,327,139)	$(1,327,139)

Foreign exchange
contracts	—	—	—	578,133	—	578,133

Equity contracts	—	100,183	5,629,152	—	(8,222,382)	(2,493,047)

Interest rate
contracts	727,101	—	(136,175)	—	46,996,729	47,587,655

Total	$727,101	$100,183	$5,492,977	$578,133	$37,447,208	$44,345,602

†For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $263,943 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $600,697,120 and $807,143,922, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $1,926 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $44 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 19.60% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 33.71%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $17,183,192 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2011, there were 107 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive	Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
PricewaterhouseCoopers LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN060
270366 11/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2011	$205,868	$--	$19,485	$ —
September 30, 2010	$193,419	$--	$18,385	$1,301*

*	Includes fees of $1,301 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended September 30, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2011and September 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $377,220 and $419,339 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2011	$ —	$112,505	$ —	$ —

September 30, 2010	$ —	$243,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 29, 2011